                                                                   EXHIBIT 10.83

                   MACHINERY AND EQUIPMENT PLEDGE AGREEMENT

                                 by and among

                      TARRANT MEXICO, S.DE R.L. DE C.V.,
                                  as Pledgor,

                            TRANSIT HOLDING, INC.,
          A SUBSIDIARY OF BANC OF AMERICA LEASING & CAPITAL, L.L.C.,
                                  as Pledgee

                                      and

                            MRS. NAFISEH SEDAGHAT,
                                 as Depositary


                       ________________________________


                               November 17, 1999

    Machinery and Equipment Pledge Agreement dated as of November 17, 1999 by and among

                Tarrant Mexico, S. de R.L. de C.V., as Pledgor,

                            Transit Holding, Inc.,
     a subsidiary of Banc of America Leasing & Capital, L.L.C., as Pledgee

                                      and

                     Mrs. Nafiseh Sedaghat, as Depositary
                               (the "Agreement")
                                     ---------

                                     INDEX
                                     =====

Item or Document                                                         Tab No.
----------------                                                         -------

Machinery and Equipment Pledge Agreement with Exhibits                        1

      Exhibit A: List of Existing Equipment

      Exhibit B: Copy of the Facility (Lease Intended as Security)

      Exhibit C: Depository Takeover Letter

Lease Intended as Security between Transit Holding, Inc. ("Lessor")           2
  and TAG MEX, Inc. ("Lessee") dated as of November 3, 1999 (the "Lease Agreement")

      Appendix No. 1 to Lease Intended as Security

      Exhibit A: Acceptance Certificate No. 1 with Annex A to
      Acceptance Certificate No. 1

      Exhibit B: Schedule No. 1

Corporate Resolution to Lease or Sell and Leaseback                           3

Guaranty                                                                      4

Resolution Authorizing Execution of Guaranty                                  5

Opinion of Lessee's Counsel with Schedule 1 consisting of Acceptance          6
  Certificate No. 1, Annex A to Acceptance Certificate No. 1, Exhibit A and Schedule No. 1 to Acceptance Certificate No. 1

                                                          TO BE
                                                          RATIFIED
                                                          BEFORE A
                                                          NOTARY PUBLIC

MACHINERY AND EQUIPMENT PLEDGE AGREEMENT (THE "AGREEMENT") ENTERED INTO ON
                                               ---------
NOVEMBER 17, 1999, BY AND AMONG TARRANT MEXICO, S. DE R.L. DE C.V. (THE "PLEDGOR"), TRANSIT HOLDING, INC., A SUBSIDIARY OF BANC OF AMERICA LEASING &
 -------
CAPITAL, L.L.C. (THE "PLEDGEE"), AND MRS. NAFISEH SEDAGHAT (THE "DEPOSITARY").
                      -------                                    ----------

                                   RECITALS
                                   --------

            I. Pledgor acting through its legal representative hereby declares as follows:

            A. Pledgor is a company duly organized and existing under the laws of the United Mexican States ("Mexico"), and has all the necessary
                               ------
authorizations, corporate, governmental or otherwise for the execution, delivery and performance of this Agreement in its capacity as pledgor hereunder.

            B. Neither the execution and delivery by Pledgor of this Agreement nor the performance of its obligations hereunder, will contravene or conflict with, or result in a breach or violation of applicable law or its organization documents.

            C. Pledgor's obligations hereunder constitute its valid an binding obligations enforceable against it in accordance with its terms.

            D. The representative of Pledgor has all necessary powers and authority to execute this Agreement, which powers and authority have not been revoked or otherwise modified.

            E. In the ordinary course of business, Pledgor has acquired and currently is the owner of machinery and equipment which it utilizes for its business and which is more fully described in Exhibit "A" hereof and
                                              -----------
incorporated

                                        Machinery and Equipment Pledge Agreement

herein by this reference (all such machinery and equipment the "Existing
                                                                --------
Equipment"), which Existing Equipment is free of all encumbrances and
---------
limitations of ownership whatsoever and Pledgor has the authority to encumber it as provided for herein.

            F. In the future it may acquire other machinery and equipment (the "Future Equipment"). The Existing Equipment and the Future Equipment are herein
 ----------------
collectively referred to as the "Equipment".
                                 ---------

            II. Pledgee, acting through its legal representative hereby declares as follows:

            A. Pledgee is a limited liability company duly organized and existing under the laws of Delaware, and has all the necessary authorizations, corporate, governmental or otherwise, to enter into this Agreement.

            B. Pledgee has the necessary authority for the execution and delivery hereof and performance hereunder in accordance with its corporate documents.

            C. Neither the execution and delivery by Pledgee of this Agreement nor the performance of its obligations hereunder, will contravene or conflict with, or result in a breach or violation of applicable law or its corporate documents.

            D. The representative of Pledgee has all necessary powers and authority to execute this Agreement, which powers and authority have not been revoked or otherwise modified.

            III. The Depositary declares that she is legally able to enter into this Agreement and to be bound by the terms hereof.

            IV. Pledgee and Pledgor, acting through their respective legal representatives, declare that Pledgee, acting as lessor, entered into a Lease Intended as Security Agreement (the "Facility"), dated as of November 3, 1999,
                                     --------
with Tag Mex, Inc., an affiliated company of Pledgor, acting as lessee ("Lessee"), whereunder Pledgee agreed to finance certain equipment to Lessee in
  ------
an amount not to exceed $5,200,000 (FIVE MILLION TWO HUNDRED THOUSAND

                                        Machinery and Equipment Pledge Agreement

DOLLARS) and Lessee agreed to pay Pledgee rent and make other payments in the amounts and at the times specified in the Appendix and the Schedule to the Facility (each a "Payment" and collectively the "Payments"). The documents
                  -------                        --------
executed or to be executed to document the Facility, the documents issued thereunder and the security agreements relating to the Facility will be hereinafter collectively referred to as the "Documents".
                                             ---------

            V. Pledgee and Pledgor acting through their respective legal representatives declare that under the Facility, Pledgor shall make the payments specified therein, in the terms and conditions described in the Facility, a copy of which is attached hereto as Exhibit "B".
                               -----------

            VI. That in compliance with the terms of the Facility and in order to secure payment of the Payments as well as the fulfillment of each and all other obligations of Pledgor (the "Secured Obligations") under the Documents,
                                   -------------------
Pledgor wishes hereby to create in favor of Pledgee a first priority security interest on the Equipment.

            NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

                                    CLAUSES
                                    -------

            FIRST. Creation of the Pledge.
                   ----------------------

            (a) In order to secure the full and punctual payment and performance of the Secured Obligations, including by way of illustration and not by way of limitation all Payments when due (whether at stated maturity, by acceleration or otherwise) of the principal amount, ordinary and penalty interest under the Documents, and such expenses as Pledgee may incur in order to enforce is rights under the Documents, Pledgor hereby pledges to Pledgee and grants to Pledgee a first priority lien on and security interest in the Equipment, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto.

            (b) The pledge hereby created is granted as security only and shall not subject Pledgee to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Equipment, or except as

                                        Machinery and Equipment Pledge Agreement

otherwise provided in this Agreement, any transaction in connection therewith.

            (c) Pledgee may at any time request that Pledgor ratify this Agreement before a Notary Public, if deemed advisable by Pledgee, and Pledgor shall promptly comply with any such request.

            (d) The parties hereby irrevocably agree, accept and acknowledge that solely by the fact that Future Equipment owned by Pledgor enters the Premises (as defined below), a deposit of such Future Equipment with the Depositary shall have taken place pursuant to Article 334 of the Commerce Code of Mexico (Codigo de Comercio) and for the purposes of Article 334 Section IV of the General Law of Credit Instruments and Transactions of Mexico (Ley General de Titulos y Operaciones de Credito).

            (e) On the date hereof, Pledgor and the Depositary deliver to Pledgee an itemized list of the Existing Equipment as described in Exhibit "A"
                                                                   -----------
hereto. Pledgor and the Depositary are obligated to deliver to Pledgee during the months of January and July of each year, substantially in the form of Exhibit "C" hereto, a written report of Future Equipment acquired by Pledgor
-----------
during the preceeding calendar month and of compliance with Clause Second hereof. Pledgee is not obligated to review or verify the accuracy of such report.

            SECOND. Deposit of the Equipment; Depositary.
                    ------------------------------------

            (a) The pledge subject matter hereof is created pursuant to Article 334 Section IV of the General Law of Credit Instruments and Transactions of Mexico. To that effect, Pledgor hereby delivers the Equipment to the Depositary and the Depositary hereby takes delivery of the Equipment, all of which is in good condition and suitable for operation, both in terms and for all purposes provided for by Article 334 of the Commerce Code of Mexico and the Depositary is hereby appointed by Pledgee and Pledgor as depositary of such Equipment. The Depositary, in turn, hereby irrevocably accepts his/her appointment as depositary of the Equipment and accepts that she will receive no consideration for the performance of his/her duties hereunder.

            (b) Pledgor shall deliver to Pledgee as soon as available and in any event within 75 (seventy five) days after the end of each month of January and July of each year the financial statements for the two previous quarters

                                        Machinery and Equipment Pledge Agreement

together with a certificate of a high ranking financial officer of Pledgor identifying the information relating to the Equipment therein.

            (c) Pledgor expressly authorizes the Depositary to enter and exit the Premises at any time in order to fulfill the Depositary's obligations hereunder, and shall facilitate compliance by the Depositary with such obligations.

            (d) As required by Article 334 Section IV of the General Law of Credit Instruments and Transactions of Mexico, Pledgor expressly authorizes. Pledgee and its designees to enter and exit the Premises at any time exclusively for purposes of this Agreement. During the life of this Agreement, Pledgor and the Depositary shall refrain from limiting or obstructing, directly or indirectly, Pledgee's access to the Equipment.

            (e) Pledgor will allow Pledgee and the accounting and legal firms selected by Pledgee to review, during normal business hours, the accounting books, records and files of Pledgor related to the Equipment at any time with prior written notice given by Pledgee to Pledgor at least 2 (two) business days in advance.

            (f) The Depositary shall keep the legal possession of the Equipment and agrees that such Equipment shall be physically kept at Lote 1, A.B.C., S/N, Corredor Industrial Ixtacuixcla, Fraccionamiento San Diego Xocoyucan, Tlaxcala, Tlaxcala (the "Premises"). The Equipment shall not be removed from the Premises
               --------
without Pledgee's prior written consent; provided, however, that any item of
                                         --------  -------
Equipment may, under the strict responsibility of the Depositary, be removed from the Premises without Pledgee's prior written consent for the sole and exclusive purpose of conducting repairs to same and the Depositary maintains at all times, and it shall be deemed that the Depositary has maintained at all times, legal possession thereof. Upon completion of any such repairs any such item of Equipment shall immediately be returned to the Premises. Provided no breach in terms of the Facility or otherwise violation of any provision or obligation under the Facility exists and is continuing, and that Pledgor has not become insolvent or be in a suspension of payments scenario, the Depositary shall allow Pledgor or a third party to make reasonable use of the Equipment at the Premises, in accordance with its nature and purpose, and in compliance with all applicable laws, rules, regulations and concessions or agreements affecting the Equipment.

                                        Machinery and Equipment Pledge Agreement

            (g) The Depositary shall be responsible to Pledgee, personally and up to an amount equal to the market price of the Equipment granted in pledge hereunder, for any and all deterioration, loss, consequential, incidental and/or expectation damages caused by Pledgor's willful misconduct, negligence or abuse of the Equipment, except normal tear and wear, which results in the reduction of the value of the Equipment and the resulting reduction in value or insufficiency of the pledge granted herein.

            (h) The Depositary shall also be responsible to Pledgee, personally and up to an amount equal to the market price of the Equipment granted in pledge hereunder, for all consequential, incidental and/or expectation damages caused by or arising from the Depositary's loss of possession of the Equipment and/or from any situation that results in damage to or loss of the Equipment in any way affecting Pledgee's rights over said Equipment, except normal tear and wear.

            (i) Upon the occurrence of a breach under the Facility and upon written notice by Pledgee to the Depositary of the occurrence of such breach, with an explanation of such breach, the Depositary shall immediately (y) return the Equipment to the address specified by Pledgee in the United States of America or within Mexico, and (z) deliver possession of the Equipment to Pledgee.

            (j) If the Depositary passes away or fails to comply with his/her obligations hereunder Pledgee and Pledgor shall appoint a new depositary of the Equipment within 5 days following the date on which the Depositary passed away or, as the case may be, the date on which either Pledgee or Pledgor notified the other of the Depositary's failure to comply with his/her obligations. If a new depositary is not appointed and accepts his/her position within such period of time, without the need for notice or judicial or extrajudicial resolution of any kind, no late than the 5th (fifth) following business day, possession of the Equipment shalt be delivered to Pledgee or its designated agent for all purposes of Article 334 Section I of the General Law of Credit Instruments and Transactions of Mexico, at the place indicated by Pledgee.

            THIRD. Further Acts. Pledgor agrees to do such further acts and
                   ------------
things, and to execute and deliver such additional agreements and instruments, as Pledgee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Equipment

                                        Machinery and Equipment Pledge Agreement

or any part thereof as the case may be or in order better to assure and confirm unto Pledgee its rights and remedies hereunder.

            FOURTH. Release of the Pledge. Upon full compliance of all of the
                    ---------------------
Secured Obligations, Pledgee shall release the pledge hereby created. The release of Equipment upon the termination of this Agreement shall be without warranty by Pledgee and shall be made by Pledgee at the expense of Pledgor.

            FIFTH. Duration. The security interest hereby created and the
                   --------
obligations of the Depositary hereunder shall remain in full force and effect until the date on which the Payments are paid in full pursuant to the terms provided for in the Documents. Pledgor hereby waives any present or future right it may have to demand the total or partial release of the security interest hereby created as a result of any reduction of the Secured Obligations.

            SIXTH. Representation and Warranties of Pledgor. Pledgor represents
                   ----------------------------------------
and warrants to Pledgee that:

            (a) It is the record legal owner of the Equipment and that it has complied with all laws, regulations and legal rules and obtained all authorizations, licenses, permits and consents of any kind as necessary to be able to comply with its obligations, contractual or otherwise, arising hereunder or affecting the Equipment, and to enforce its rights, contractual or otherwise, arising hereunder or affecting the Equipment;

            (b) By the execution of this Agreement and delivery to the Depositary of the Equipment, Pledgee has acquired a valid and perfected security interest in the Equipment subject to no prior lien. The security interest in the Equipment created hereby constitutes a first, prior, and indefeasible security interest with respect to such Equipment;

            (c) It has the legal right, power and capacity to pledge and grant a security interest in the Equipment in its capacity in the manner provided herein; and

            (d) All of its representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement, until the Secured Obligations have been satisfied in full.

                                        Machinery and Equipment Pledge Agreement

            SEVENTH. Assignability. This Agreement shall be binding upon and
                     -------------
inure to the benefit of each of Pledgor and Pledgee and their respective successors. Pledgor may not assign any of its rights or obligations hereunder. Pledgee shall have the right at any time, upon notice to Pledgor, to sell, assign, transfer, negotiate or grant participation in all or any of its rights hereunder. Due to the ancillary nature of this Agreement, the parties hereto expressly agree that the pledge interest granted herein shall be automatically transferred, without prior notice to Pledgor, upon the sale or endorsement, assignment, transfer, negotiation or granting of participation of the Facility it secures.

            EIGHT. Rights Absolute. All rights of Pledgee hereunder, the grant
                   ---------------
of a security interest in the Equipment and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of any perfection, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations. No failure or delay of Pledgee and, to the extent applicable, Pledgor in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

            NINTH. Modification. No amendment, modification, termination, or
                   ------------
waiver of any provision of this Agreement shall be effective unless the same is in writing and signed by the party against which the enforcement of the amendment, modification, termination or waiver shall be sought and delivered to the Pledgee.

            TENTH. Notices. All notices, requests, demands, directions, consents
                   -------
and other communications given or sent under this Agreement shall be in writing and mailed (return receipt requested) or telegraphed, telefaxed or delivered to the applicable party at its address or telefax indicated below, or with respect to any party, at such other address as such party may designate by written notice to the other parties. Notices shall be deemed to have been received, if given by telefax, on possession of a correct transmission slip; if delivered by hand, at the time of such delivery; and if delivered by mail on possession of evidence of delivery to the respective addressee.

                                        Machinery and Equipment Pledge Agreement

Pledgor:                                  Pledgee:

Tarrant Mexico, S. de R.L. de C.V.        Transit Holding, Inc.

Lote 1, A.B.C., S/N,                      555 California Street, 4th Floor
Corredor Industrial Ixtacuixcla,          San Francisco, CA 94104
Fraccionamiento San Diego Xocoyucan,
Tlaxcala, Tiaxcala                        Att'n.: Contract Administrator

Telephone: (248) 471-25                   Telephone: (415) 765-7300

Facsimile: (248) 422-18                   Facsimile: (415) 765-7373

Depositary:

Mrs. Nafiseh Sedaghat

Lote 1, A.B.C., S/N,
Corredor Industrial Ixtacuixcla,
Fraccionamiento San Diego Xocoyucan,
Tlaxcala, Tlaxcala

Telephone:  (248) 471-25

Facsimile:  (248) 422-18

            ELEVENTH. Language. This Agreement is executed in the English and
                      --------
Spanish languages. The parties agree that, in case of dispute, the Spanish version shall prevail, except in actions instituted in any country where English is the official language, in which case the English version shall prevail.

            TWELFTH. Novation. Neither the execution hereof nor the pledge on
                     --------
the Equipment hereunder constitutes a novation, amendment, payment, satisfaction or extinction of Pledgor's obligations under the Documents or any other documents, security arrangements or agreements related to the Documents.

            THIRTEENTH. Governing Law; Jurisdiction. This Agreement shall be
                        ---------------------------
governed by the laws of Mexico.

                                        Machinery and Equipment Pledge Agreement

            FOURTEEN. Expenses. All expenses, fees, taxes and duties arising
                      --------
from or relating to the execution of this Agreement, including duties, taxes and charges arising either from the return of the Equipment to the United States of America or the definitive import of the Equipment into Mexico and, as the case may be, notarization, registration and recordation of this Agreement, shall be paid exclusively by Pledgor.

            FIFTEEN. Counterparts. This Agreement may be executed and
                     ------------
acknowledged in any number of counterparts and each such counterpart shall be deemed to be an original, but all of which when taken together shall constitute one and the same document.

                           (Signature page follows)

                                        Machinery and Equipment Pledge Agreement


            IN WITNESS WHEREOF, the parties hereto have themselves executed or caused this Machinery and Equipment Pledge Agreement to be executed by their duly authorized representatives as of the date first above written.

---------------------------------------
               FATIMA A. PALACIOS
              Commission # 1131492
[SEAL]     Notary Public-- California
               Los Angeles County
          My Comm. Expires Mar 26, 2001
---------------------------------------
[Illegible]
NOTARY PUBLIC

                              "Pledgor"

                              TARRANT MEXICO, S. DE R.L. DE C.V.

                              By: /s/ Corazon Reyes
                                  ------------------------------
                              Name: Mrs. Corazon Reyes
                              Title: Attorney-in-fact


                              "Pledgee"

                              TRANSIT HOLDING, INC.

                              By: /s/ GAIL D. SMEDAL
                                  ------------------------------
                              Name: GAIL D. SMEDAL
                              Title: VICE PRESIDENT


                              "Depositary"

                              MRS. NAFISEH SEDAGHAT

                              /s/ NAFISEH SEDAGHAT
                              ----------------------------------

                                                      Exhibit A to the Machinery
                                                  and Equipment Pledge Agreement


LIST OF EXISTING EQUIPMENT
--------------------------

DESCRIPTION
-----------

--------------------------------------------------------------------------------
COMPANY NAME                      DESCRIPTION                   INVOICE AMOUNT
--------------------------------------------------------------------------------
Taylor-Dunn                       Rover                           $14,996.27
--------------------------------------------------------------------------------
                                  Rover                            $4,998.76
--------------------------------------------------------------------------------
                                  Loadmaster                       $5,013.80
--------------------------------------------------------------------------------
Total Taylor-Dunn                                                 $25,008.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gertier Technology                AccuPlot 320 Plotter           $130,925.00
--------------------------------------------------------------------------------
                                  Automatic Cutter               $276,293.00
--------------------------------------------------------------------------------
                                  Automatic Cutter               $262,391.00
--------------------------------------------------------------------------------
Total Gerber Technology                                          $669,609.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
West Point Foundry                Warping Machines             $1,691,108.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pacific Stream Equipment          Air Compressor                 $100,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bruckner                          Textile Equipment            $1,000,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ludell Manufacturing Co.          Water Heater                   $117,000.00
--------------------------------------------------------------------------------
                                  Water Heater                    $63,000.00
--------------------------------------------------------------------------------
Total Ludell                                                     $180,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jarke Corporation                 Racks                           $20,116.50
--------------------------------------------------------------------------------
                                  Racks                           $23,385.80
--------------------------------------------------------------------------------
                                  Racks                           $20,116.50
--------------------------------------------------------------------------------
                                  Racks                           $23,385.80
--------------------------------------------------------------------------------
                                  Racks                            $9,859.60
--------------------------------------------------------------------------------
                                  Racks                           $23,385.80
--------------------------------------------------------------------------------
Total Jarke                                                      $120,250.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Termoelectronica                  Dyeing Equipment               $700,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hoffman/New Yorker, Inc.          Legger Press                   $109,106.66
--------------------------------------------------------------------------------
                                  Legger Press                    $97,560.00
--------------------------------------------------------------------------------
                                  Legger Press                   $103,333.34
--------------------------------------------------------------------------------
Total Hoffman                                                    $310,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Applied membranes, Inc.           Water Treatment System         $489,201.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND TOTAL                                                    $5,285,177.00
--------------------------------------------------------------------------------

                                                      Exhibit B to the Machinery
                                                  and Equipment Pledge Agreement

COPY OF THE FACILITY
--------------------

                                                                 Lease No. 16501

          LEASE INTENDED AS SECURITY ("Lease") dated as of November 3, 1999, between TRANSIT HOLDING, INC., a Delaware corporation, a subsidiary of Banc of America Leasing & Capital LLC with an office at 555 California Street, 4th Floor, San Francisco, California, 94104 ("Lessor") and TAG MEX, INC., a California corporation, with its principal office at 3151 Washington Blvd., Los Angeles, CA 90023 ("Lessee").

      Lessor agrees to acquire and lease to Lessee and Lessee agrees to lease from Lessor certain personal property (the "Units" and individually a "Unit") described in the appendix to the Lease attached hereto and made a part hereof, or any other appendix hereto that Lessor and Lessee may enter into from time to time (each an "Appendix") hereof, on the terms and conditions set forth herein and in the relevant Appendix.

Section 1 Procurement, Delivery and Acceptance.
--------- ------------------------------------

   1.1 Lessee has ordered or shall order the Units pursuant to one or more purchase orders or other contracts of sale ("Purchase Agreements") from one or more vendors ("Vendors"). Lessee shall, on the date of each Appendix, assign to Lessor all of Lessee's right, title and interest in and to the Purchase Agreements for the Units described in the Appendix by executing and delivering to Lessor a Purchase Agreement Assignment in the form of Exhibit A (a "Purchase
                                                         ---------
Agreement Assignment"). Lessor agrees to (a) accept the assignment and (b) subject to Section 1.2, assume the obligations of Lessee under the Purchase Agreements to purchase and pay for the Units, but no other duties and obligations thereunder. Nevertheless, Lessee shall remain liable to Vendor with respect to its duties and obligations in accordance with the Purchase Agreements.

    1.2 The obligation of Lessor to pay for each Unit is subject to satisfaction of the conditions precedent set forth in Paragraph B.2 of the relevant Appendix. If any of those conditions is not met with respect to any Unit, Lessor shall assign to Lessee all of Lessor's right, title and interest in and to the Unit and any bill of sale or Purchase Agreement previously assigned to Lessor as it relates to the Unit.

    1.3 Lessee shall forward to Lessor original invoices relating to each Unit to be accepted under the terms of this Lease and the relevant Appendix. If Lessee has received title and possession of the Unit before executing a Purchase Agreement Assignment relating thereto, Lessee will execute a bill of sale conveying title thereto to Lessor. Lessor shall prepare an Acceptance Certificate in the form of Exhibit B (an "Acceptance Certificate") together with
                           ---------
a Schedule to the Acceptance Certificate in the form of Exhibit C (a "Schedule")
                                                        ---------
based upon the criteria in the relevant Appendix. Lessee shall execute and return the Acceptance Certificate and Schedule within five (5) business days after the preparation of such Schedule confirming the date Lessee has received such Unit, or, the date when any required installation and testing is completed (the "Delivery Date"), and confirming that the Lessee has accepted the Unit under Lease as of its Delivery Date. Upon receipt of the executed Acceptance Certificate and Schedule, Lessor shall pay the Purchase Price (as defined in the relevant Appendix) with respect to the Units described therein.

Section 2 Term, Rent and Payment.
--------- ----------------------

    2.1 The term of this Lease for each Unit (its "Lease Term") shall begin on the date of the Appendix describing the Unit and continue as specified in its Appendix and Schedule.

    2.2 Lessee shall pay Lessor rent for each Unit in the amounts and at the times specified in its Appendix and Schedule.

    2.3 Rent and all other sums due Lessor hereunder shall be paid at the office of Lessor set forth below, unless otherwise specified by Lessor.

    2.4 THIS LEASE IS A NET LEASE AND LESSEE SHALL NOT BE ENTITLED TO ABATEMENT OR REDUCTION OF RENT OR ANY SETOFF AGAINST RENT, WHETHER ARISING BY REASON OF ANY PAST, PRESENT OR FUTURE CLAIM OF ANY NATURE BY LESSEE AGAINST LESSOR OR OTHERWISE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LEASE SHALL NOT TERMINATE, NOR SHALL THE OBLIGATIONS OF LESSOR OR LESSEE BE OTHERWISE AFFECTED BY ANY CIRCUMSTANCE, including, without limitation, (a) any defect in, damage to, loss of possession or use or destruction of any Unit, however caused, (b) the attachment of any lien, encumbrance, security interest or other right or claim of any third party to any Unit, (c) any prohibition or restriction of or interference with Lessee's use of any Unit by any person or entity, (d) the insolvency of or the commencement by or against Lessee of any bankruptcy, reorganization or similar proceeding, or (e) any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. IT IS THE INTENTION OF THE PARTIES THAT ALL RENT AND OTHER AMOUNTS PAYABLE BY LESSEE HEREUNDER SHALL BE PAYABLE IN ALL EVENTS IN THE MANNER AND AT THE TIMES HEREIN PROVIDED UNLESS LESSEE'S OBLIGATIONS IN RESPECT THEREOF HAVE BEEN TERMINATED PURSUANT TO EXPRESS PROVISIONS HEREOF.

                                                                   LESSOR'S COPY

    2.5 Payments shall be applied in the following order: (a) Lessor's expenses, including without limitation those set forth in Sections 8.4 and 19;
(b) interest on late payments; and (c) rent and all other sums due hereunder. Payments shall be conclusively evidenced by entries in records maintained by Lessor.

Section 3 Representations and Warranties.
--------- ------------------------------

Lessee hereby represents and warrants to Lessor as follows:

    3.1 Lessee is a corporation duly organized and existing under the laws of the state of its incorporation, is qualified to do business in every state in which the quantity or nature of its business or property make such qualification necessary, is in good standing in each such state and has full and adequate corporate powers to carry on and conduct its business as now conducted.

    3.2 The Lease has been duly authorized, executed and delivered by Lessee and is a legal, valid and binding agreement of Lessee.

    3.3 Lessee has the power and authority to execute and deliver the Lease and perform its obligations under this Lease; and the execution and delivery of the Lease by Lessee does not, and performance by Lessee thereof will not, materially contravene any charter or by-law provision of Lessee or of any indenture, covenant, instrument or agreement of to which Lessee is a party or by which Lessee or any of its properties is bound or affected.

    3.4 No approval, consent, exemption, authorization or other action by, or notice to or filing with, any government authority is necessary in connection with the execution, delivery, performance by Lessee or enforcement by Lessor of the Lease, or if necessary the same has been obtained.

    3.5 There is no law, rule or regulation that would be contravened by the execution, delivery, performance by Lessee or enforcement by Lessor of the Lease, nor to Lessee's knowledge are there, as of the date hereof, any actions, suits, or proceedings (whether or not purportedly on behalf of Lessee) pending, or to Lessee's knowledge, threatened against or affecting Lessee, at law or in equity or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, which involve the possibility of any judgment, or liability, which items are not fully covered by insurance, or which may result in any material adverse effect in the business, operations, properties or assets or in the condition, financial or otherwise, of Lessee, or the ability of Lessee to carry on its business and the performance of its obligations hereunder, and Lessee has no knowledge of any default on Lessee's part with respect to any order, writ, injunction or decree of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, that may result in such material adverse effect.

    3.6 The Lease is enforceable against Lessee in accordance with its terms, except as such enforcement may be subject to applicable bankruptcy, rehabilitation, liquidation, conservation, dissolution, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity.

LESSEE ACKNOWLEDGES AND AGREES THAT (a) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE, (b) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES, (c) LESSOR IS NOT A MANUFACTURER THEREOF NOR A DEALER IN PROPERTY OF SUCH KIND AND (d) LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, CONDITION, QUALITY, DESCRIPTION, DURABILITY, FITNESS FOR PURPOSE OR SUITABILITY OF ANY UNIT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE. Lessor hereby assigns to Lessee, to the extent assignable, any warranties, covenants and representations of Vendor with respect to any Unit, but any action taken by Lessee by reason thereof shall be at Lessee's expense and shall be consistent with Lessee's obligations under Section 2.

Section 4 Possession, Use and Maintenance.
--------- -------------------------------

    4.1 Lessee shall not (a) use, operate, maintain or store any Unit improperly, carelessly or in violation of any applicable law or regulation of any government authority, (b) abandon any Unit, (c) sublease any Unit or permit its use by anyone other than Lessee without the prior written consent of Lessor,
(d) permit any Unit to be removed from the location or principal base, as the case may be, specified in the relevant Appendix or permit any Unit that is a motor vehicle to be registered in any state other than as specified in the relevant Appendix without the prior written consent of Lessor within 15 days therefrom, (e) affix or place any Unit to or on any other personal property or any real property without first obtaining and delivering to Lessor such waivers as Lessor may reasonably require to assure Lessor's legal title and security interest and right to remove the Unit free from any lien, encumbrance, right or claim asserted by any third party or (f) sell, assign or transfer, or directly or indirectly create, incur or suffer to exist any lien, encumbrance, right or claim of any kind on any of its rights hereunder or in any Unit.

    4.2 Lessee shall at its expense maintain each Unit during its Lease Term in good operating order, repair, condition and appearance and in accordance with the manufacturer's recommended procedures.

    4.3 Lessee shall not alter any Unit or install any accessory, equipment or device on any Unit if that would impair any applicable warranty, the originally intended function or the value of the Unit. All repairs, parts, accessories, equipment and devices furnished, affixed to or installed on any Unit, excluding temporary replacements, shall thereupon become subject to the security interest of Lessor.

    4.4 If Lessor supplies Lessee with a label, plate or other marking stating that each Unit is leased from Lessor, Lessee shall affix and keep it on a prominent place on each Unit to the extent attachable and so as not to damage the Unit or expose the Unit to partial damage during its Lease Term.

    4.5 Upon 2 business days prior notice to Lessee, Lessor and its designees shall have the right at all reasonable times to inspect any Unit, observe its use and inspect records related thereto.

Section 5 General Tax Indemnity.
--------- ---------------------

    5.1 Lessee shall pay or reimburse Lessor for, and indemnify and hold Lessor harmless from, all government fees (including, but not limited to, license. documentation, recording or registration fees) and all sales, use, gross receipts, property, occupational, value-added or other taxes, levies, imposts, duties, assessments, charges or withholdings of any nature whatsoever, together with any penalties, fines or additions to tax, or interest thereon (each of the foregoing being hereafter referred to as an "Imposition"), arising at any time before or during the Lease Term, or upon any termination of this Lease or return of the Units to Lessor, and levied or imposed on Lessor, directly or otherwise, by any federal, state or local government or taxing authority in the United States or by any foreign country or foreign or international taxing authority on or with respect to (a) any Unit, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, transportation, return, sale, transfer of title or other disposition thereof, (c) the rents, receipts, or earnings arising from any Unit or (d) this Lease or any payment made hereunder, excluding, however, taxes measured by Lessor's net income imposed or levied by the United States or any state thereof or any other jurisdiction unless such taxes are in lieu of or in substitution for any Impositions Lessee would otherwise have been obligated to pay, reimburse or indemnify hereunder.

    5.2 Lessee shall pay on or before the time or times presented by law each Imposition for which Lessee is primarily responsible under applicable law and any other Imposition (except any Imposition excluded by Section 5.1), but Lessee shall have no obligation to pay an Imposition that Lessee is contesting in good faith and by appropriate legal proceedings and the nonpayment thereof does not, in the reasonable opinion of Lessor, adversely affect the title, property, use, disposition or other rights of Lessor with respect to the Units. If any Imposition (except an Imposition excluded by Section 5.1) is charged or levied against Lessor directly and paid by Lessor, Lessee shall reimburse Lessor on presentation of an invoice therefor.

    5.3 If Lessor is not entitled to a corresponding and equal deduction with respect to any Imposition Lessee is required to pay or reimburse under Section
5.1 or 5.2 and the payment or reimbursement constitutes income to Lessor, then Lessee shall also pay to Lessor the amount of any Imposition Lessor is obligated to pay in respect of (a) such payment or reimbursement by Lessee and (b) any payment by Lessee made pursuant to this Section 5.3.

    5.4 Lessee shall prepare and file, in a manner satisfactory to Lessor, any reports or returns required with respect to the Units. Lessee shall furnish on Lessor's request reports or returns so filed.

Section 6 Risk of Loss: Waiver and Indemnity.
--------- ----------------------------------

    6.1 If any Unit is worn out, lost, stolen, destroyed or irreparably damaged, from any cause whatsoever, or taken or requisitioned by condemnation or otherwise (any such occurrence being hereinafter called a "Casualty Occurrence") before or during its Lease Term, Lessee shall give Lessor prompt notice thereof. On the first rent payment date after the Casualty Occurrence or, if there is no such rent payment date, 30 days after the Casualty Occurrence, Lessee shall pay to Lessor, in addition to any amounts then due and owing, an amount equal to the then "Balance Due" (as hereinafter defined) for the Unit and any "Other Charges" required under the relevant Appendix. The Balance Due for each Unit is the sum of

         (a) any and all amounts with respect to such Unit which under the terms of this Lease may be then due (other than any Other Charges) or which may have accrued to such payment date (computing the rent for any number of days less than a full rent period by multiplying the rent for such rental period by a fraction of which the numerator is such number of days and the denominator is the total number of days in such full rent period); plus

         (b) before the Base Date for such Unit, as set forth in the relevant Appendix, the amount Lessor is obligated to pay for such Unit, and thereafter, the sum of (i) the present value, as of such payment date, of the entire unpaid balance of all rent for such Unit that would otherwise have accrued hereunder from such payment date to the end of its Lease Term and (ii) the present value, as of such payment date, of the Purchase Amount therefor as defined in the relevant Appendix.

    Present values are to be computed in each case by discounting at the applicable Implicit Interest Rate set forth in the relevant Appendix.

    Upon the making of such payment by Lessee in respect of any Unit, the rent for the Unit shall cease to accrue, its Lease Term shall terminate and Lessee shall be entitled to possession of such Unit. If Lessor receives the Balance Due and Other Charges for a Unit, Lessee shall be entitled to the proceeds of any recovery in respect of the Unit, from insurance or otherwise, and Lessor, subject to the rights of any insurer insuring the Units as provided herein, shall execute and deliver, to Lessee, or to its assignee or nominee, a bill of sale (without representations or warranties except that the Unit is free and clear of all claims, liens, security interests and other encumbrances by or in favor of any person claiming by, through or under Lessor) for the Unit, and such other documents as may be required to release the Unit from this Lease and to transfer title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense, except as provided in this Section 6.1, Lessee shall not be released from its obligations hereunder in the event of, and shall bear the risk of any Casualty Occurrence to any Unit before or during its Lease Term.

    6.2 Lessee waives and releases any claim now or hereafter existing against Lessor, any company controlled by, controlling, or under common control with Lessor and all of their directors, officers, employees, agents, attorneys, successors and assigns (each, an "Indemnified Person") on account of, and shall indemnify, reimburse and hold each Indemnified Person harmless from, any and all claims (including, but not limited to, claims based on or relating to copyright, trademark or patent infringement, environmental liability, negligence, strict liability in tort, statutory liability or violation of laws), losses, damages, obligations, penalties, liabilities, demands, suits, judgments or causes of action (collectively, "Claims"), and all legal proceedings, and any reasonable costs or expenses in connection therewith, including reasonable attorneys' fees, including reasonable allocated time charges of internal counsel, in each case imposed on, incurred by or asserted against the Indemnified Person in any way relating to or arising in any manner out of (a) the registration, purchase, taking or foreclosure of a security interest in, or the ownership, delivery, condition, lease, assignment, storage, transportation, possession, use, operation, return, repossession, sale or other disposition of, any Unit, before or during its Lease Term, (b) any alleged or actual defect in any Unit (whether arising from the material or any article used therein, the design, testing, use, maintenance, service, repair or overhaul thereof or otherwise) regardless of when such defect is discovered or alleged, whether or not the Unit is in Lessee's possession and no matter where it is located or (c) this Lease or any other related document, the enforcement hereof or thereof or the consummation of the transactions contemplated hereby or thereby, other than any Claim resulting solely from the gross negligence or willful misconduct of Lessor (other than any gross negligence or willful misconduct of another party imputed to Lessor), unless covered by the insurance Lessee is required to maintain hereunder.

Section 7 Insurance.
--------- ---------

    Lessee, at its own cost and expense, shall keep each Unit insured against all risks, in no event for less than the amount set forth in Section 6.1(b) with respect to such Unit, and shall maintain public liability insurance against such risks and for such amounts as Lessor may require. All such insurance shall be in such form and with such companies as Lessor shall approve, shall specify Lessor and Lessee as insureds and shall provide that such insurance may not be canceled as to Lessor or altered in any way that would affect the interest of Lessor without at least 30 days prior written notice to Lessor (10 days in the case of nonpayment of premium). All insurance shall be primary, without right of contribution from any other insurance carried by Lessor, shall contain a "breach of warranty" provision satisfactory to Lessor, and shall provide that all amounts payable by reason of loss or damage to the Units shall be payable solely to Lessor, unless Lessor otherwise agrees. Lessee shall provide Lessor with evidence satisfactory to Lessor of the required insurance of the time specified in Paragraph B.2 of the relevant Appendix.

Section 8 Defaults; Remedies.
--------- ------------------

    8.1 The following shall constitute events of default ("Events of Default") hereunder:

         (a) Lessee fails to make any payments to Lessor when due hereunder;

         (b) any representation or warranty of Lessee contained herein or in any document furnished to Lessor in connection herewith is incorrect or misleading in any material respect when made;

         (c) Lessee fails to observe or perform any other covenant, agreement or warranty made by Lessee hereunder or under any document delivered pursuant hereto and such failure continues for 10 days after written notice thereof to Lessee;

         (d) any default occurs under any other agreement for borrowing money or receiving credit under which Lessee or any guarantor or general partner of Lessee may be obligated as borrower, lessee or guarantor, if such default (i) consists of the failure to pay any indebtedness when due or perform any other obligation thereunder and (ii) gives the holder of the indebtedness the right to accelerate the indebtedness;

         (e) Lessee, any guarantor of this Lease or any general partner of Lessee makes an assignment for the benefit of creditors or files any petition or action under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

         (f) any guarantor of this Lease breaches or fails to perform any covenant in its guaranty, required by this Lease expires or terminates without Lessor's consent;

         (g) an involuntary petition is filed under any bankruptcy statute against Lessee, any guarantor of this Lease or any general partner of Lessee, or any receiver, trustee, custodian or similar official is appointed to take possession of the properties of Lessee, any guarantor of this Lease or any general partner of Lessee, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within 60 days from the date of the filing or appointment; or

         (h) Lessee, any guarantor of this Lease liquidates, dissolves, or sells, leases or disposes of a substantial portion of its business or assets.

   8.2   If any Event of Default occurs, Lessor, at its option, may:

         (a) proceed by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; or

         (b) by notice in writing to Lessee terminate this Lease, whereupon all rights of Lessee to retain possession of and use the Units shall terminate, but Lessee shall remain liable as hereinafter provided, and Lessor may, at its option, do any one or more of the following: (i) declare the aggregate Balance Due with respect to the Units and all Other Charges immediately due and payable and recover any damages and expenses in addition thereto Lessor sustains by reason of the breach of any covenant, representation or warranty contained in this Lease other than for the payment of rent; (ii) enforce the security interest given hereunder pursuant to the Uniform Commercial Code or any other law; (iii) enter upon the premises where any of the Units may be and take possession of all or any of such Units; and (iv) require Lessee to return the Units as provided in Section 9.

    8.3 Lessor shall have any and all rights given to a secured party by law, and may, but is not required to, sell the Units in one or more sales. Lessor may purchase the Units at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Units, or at public or private auction, are all commercially reasonable. The proceeds of such sale shall be applied in the following order. First, to the reasonable expenses of retaking,
                                -----
holding, preparing for sale and selling, including the allocated time charges, costs and expenses of internal counsel for Lessor and any other attorneys' fees and expenses incurred by Lessor; Second, to the amounts, except those specified
                                 ------
below, which under the terms of this Lease are due or have accrued; Third, to
                                                                    -----
late charges; and Fourth, to the aggregate Balance Due. Any surplus shall be
                  ------
paid to the person or persons entitled thereto. If there is a deficiency, Lessee will promptly pay the same to Lessor.

    8.4 Lessee agrees to pay all reasonable allocated time charges, costs and expenses of internal counsel for Lessor and any other attorneys' fees, expenses or out-of-pocket costs incurred by Lessor in enforcing this Lease.

    8.5 The remedies herein provided in favor of Lessor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in its favor existing at law or in equity.

   8.6 If Lessee fails to perform any of its agreements contained herein, Lessor may perform such agreement, and Lessee shall pay the expenses incurred by Lessor in connection with such performance upon demand.

Section 9 Return of Units.
--------- ---------------

    If Lessor rightfully demands possession of any Unit pursuant to this Lease or otherwise, Lessee, at its expense, shall forthwith deliver possession of the Unit to Lessor, together with its manuals and maintenance records, in the condition required by Section 4 and any additional return requirements specified in the relevant Appendix, by preparing and appropriately protecting the Unit for shipment and, at the option of Lessor, (a) surrendering it to Lessor at a location within the Republic of Mexico as specified by Lessor or (b) loading the Unit on board such carrier as Lessor shall specify and shipping the same, freight collect, to Lessor as the place designated by Lessor in the state where the Unit was located or based pursuant to the relevant Appendix.

Section 10 Assignment.
---------- ----------

    Lessor may at any time assign or transfer all or any of the right, title or interest of Lessor in and to this Lease, and the rights, benefits and advantages of Lessor hereunder, including the rights to receive payment of rent or any other payment hereunder, Lessor's title to the Units and any and all obligations of Lessor in connection herewith. Lessor may disclose to any potential or actual assignee or transferee any information in the possession of Lessor or any of its affiliates relating to Lessee or this Lease. Lessor may not disclose any information in the possession of Lessor that as subject to a confidentiality agreement without the prior written consent of Lessee, which shall not be unreasonably withheld. Any such assignment or transfer shall be subject and subordinate to this Lease and the rights and interests of Lessee hereunder. NO ASSIGNMENT OF THIS LEASE OR ANY RIGHT OR OBLIGATION HEREUNDER MAY BE MADE BY LESSEE OR ANY ASSIGNEE OF LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

Section 11 Ownership and Security Interest: Further Assurances.
---------- ---------------------------------------------------

    Unless assigned by Lessor, or applicable law otherwise provides, title to and ownership of the Units shall remain in Lessor as security for the obligations of Lessee hereunder until Lessee has fulfilled all of its obligations hereunder. Lessee hereby grants to Lessor a continuing security interest in the Units to secure the payment of all sums due hereunder.

    Lessee confirms there is no pending litigation, tax claim, proceeding or dispute that may materially and adversely affect its financial condition or impair its ability to perform its obligations hereunder. Lessee will, at its expense, maintain its legal existence in good standing and do any further act and execute, acknowledge, deliver, file, register and record any further documents Lessor may reasonably request in order to protect Lessor's title to and security interest in the Units and Lessor's rights and benefits under this Lease.

Section 12 Late Payments.
---------- -------------

    Lessee shall pay to Lessor, on demand, interest at the rate set forth in the relevant Appendix on the amount of any payment not made when due hereunder from the dame due until payment is made.

Section 13 Effect of Waiver.
---------- ----------------

    No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default of Lessee hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Lessor of any breech or default under this Lease must be in writing specifically set forth.

Section 14 Survival of Covenants.
---------- ---------------------

    All obligations of Lessee under Sections 1, 2, 4, 5, 6, 7, 2, 9, 11 and 12 hereof and under each Appendix shall survive the expiration or termination of this Lease to the extent required for their full observance and performance.

Section 15 Applicable Law; Severability.
---------- ----------------------------

    This Lease shall be governed by and construed under the laws of California, to the jurisdiction of which and of federal courts in California, the parties hereto submit. If any provision hereof is held invalid, the remaining provisions shall remain in full force and effect.

Section 16 Financial Information.
---------- ---------------------

    Lessee shall, and shall cause any guarantor to, keep its books and records in accordance with generally accepted accounting principles and practices consistently applied and shall, and shall cause any guarantor to, deliver to Lessor (i) annual CPA-audited financial statements within 120 days of its fiscal year end, (ii) quarterly company-prepared financial statements upon Lessor's request, and (iii) such financial statement and information as may be set forth in the relevant Appendix or as Lessor may reasonably request. Credit information relating to Lessee, any guarantor or any general partner of Lessee may be disseminated among Lessor and any of its affiliates and any of their respective successors and assigns.

Section 17 Notices.
---------- -------

    All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or when deposited in the mail, first class postage prepaid, or delivered to an express carrier, charges prepaid, or sent by facsimile transmission (with electronic confirmation of receipt) addressed to each party at the address set forth below the signature of such party on the signature page, or at such other address as may hereafter be furnished in writing by such party to the other.

Section 18 Counterparts.
---------- ------------

    Two counterparts of this Lease have been executed by the parties hereto. One counterpart has been prominently marked "Lessor's Copy". One counterpart has been prominently marked "Lessee's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee.

Section 19 Transaction Costs.
---------- -----------------

    Lessee will reimburse Lessor for any reasonable out-of-pocket costs or expenses incurred in connection with the preparation and negotiation of the lease documents, including but not limited to UCC searches, UCC filings, appraisals, title searches and title insurance. If Lessor uses counsel in connection with negotiating, drafting or altering this Lease or any related documents, Lessee shall reimburse Lessor for any legal expenses of Lessor (including allocated time charges of internal counsel for Lessor).

Section 20 Noninterference.
---------- ---------------

    So long as no Event of Default or event that, upon giving of notice or lapse of time, could become an Event of Default exists, Lessor will not interfere with the rights of enjoyment and use of the Units by Lessee.

Section 21 Effect and Modification of Lease.
---------- --------------------------------

    This Lease exclusively and completely states the rights of Lessor and Lessee with respect to the leasing of the Units and supersedes all prior agreements, oral or written, with respect thereto. No variation or modification of this Lease shall be valid unless in writing.

         The parties hereto have executed this Lease as of the day and year first written above.

TRANSIT HOLDING, INC.                      TAG MEX, INC.


By: /s/ [ILLEGIBLE]                        By: /s/ [ILLEGIBLE]
    ---------------------------                --------------------------

Title: Vice President                      Title: Chief Operating Officer
       ------------------------                   -----------------------

By:                                        By:
    ---------------------------                --------------------------
Title:                                     Title:
       ------------------------                   -----------------------

Address:       555 California Street,      Address:       3151 Washington Blvd.
               4th Floor                                  Los Angeles, CA 90023
               San Francisco, CA 94104     Attn:          Patrick Chow
Attn:          Contract Administration     Facsimile No.: (323) 415-0403
Facsimile No.: (415) 765-7373

          APPENDIX NO. 1 (this "Appendix") dated November 3, 1999 to LEASE INTENDED AS SECURITY number 16501 (the "Lease Agreement" and, together with this Appendix, the "Lease") dated as of November 3, 1999 between TRANSIT HOLDING, INC. ("Lessor") and TAG MEX, INC. ("Lessee"), defined terms therein not defined herein being used herein as so defined.

A.    Units.
      -----

      The Unit(s) to be leased under the Lease Agreement by this Appendix consists of the new and used apparel manufacturing and production equipment, and all accessories, modifications, replacements and substitutions, subject to Lessor's right to disapprove any particular equipment for leasing hereunder.

B.    Purchase Price; Conditional Precedent.
      -------------------------------------

      1.   Purchase Price.
           --------------

           (a) "Purchase Price" with respect to each Unit means the amount Lessor pays for the Unit. Without the prior written consent of Lessor: (i) the purchase price of all Units shall not exceed $5,200,000 (the "Maximum Purchase Price"); (ii) the Purchase Price of each Unit shall not exceed, in the case of Units delivered to Lessee not more than 90 days before the date hereof, the amount invoiced by Vendor therefor and, in the case of Units delivered to Lessee more than 90 days before the date hereof; the fair market value for similar used equipment; (iii) the aggregate amount of installation, transportation, any applicable sales, use or similar front-end tax, any software costs or licensing fees and any similar costs with respect to the aggregate of all Units shall not exceed 20% of the total Purchase Price therefor; and (iv) Lessor shall not be obligated to make payments of the Purchase Price of Units leased under this Appendix more frequently than once in each calendar month and in aggregate amounts on each such occasion of less than $100,000.

           (b) Lessor shall pay the Purchase Price directly to the relevant Vendor, unless (i) Lessee pays any portion or the Purchase Price to the relevant Vendor (cancelled checks to be provided to Lessor) or (ii) Lessee has already acquired title to the Units, in either of which cases Lessor shall pay the relevant amount to Lessee.

      2.  Conditions Precedent to Funding. The obligation of Lessor to purchase
          -------------------------------
and pay for each Unit is subject to satisfaction of the following conditions precedent:

          (a) Lessee shall have executed and delivered to Lessor the Certificate and any Purchase Agreement Assignment or bill of sale and invoice therefor as required under Sections 1.1 and 1.3 of the Lease Agreement;

          (b) the Delivery Date of the Unit shall be during the Utilization Period set forth below;

          (c) there shall exist no Event of Default (nor any event which, with notice or lapse of time or both, would become an Event of Default);

          (d) no material adverse change in Lessee's or any guarantor's or general partner of Lessee's financial condition shall have occurred since the date hereof;

          (e)  satisfactory resolution of any environmental issues; and

          (f) delivery to Lessor, no later than the first assignment by Lessee of a Purchase Agreement under this Appendix (or, in the case of a sale and leaseback, the first Delivery Date), at Lessee's sole expense, of the following documents, in form and substance satisfactory to Lessor;

               (i) evidence of Lessee's and any guarantor's authority to enter into and perform its obligations under the Lease, and of the incumbency of corporate or partnership officers or identity of individuals authorized to execute and deliver the Lease and any other agreement or document required thereunder, including specimen signatures of such persons;

               (ii)  an opinion of counsel of Lessee and any guarantor;

               (iii) insurance certificates or other evidence acceptable to
                     Lessor that Lessee has complied with Section 7 of the Lease Agreement;

               (iv) UCC financing statements executed by Lessee together with, at Lessor's option, certificates of filing officers as to the nonexistence of any prior UCC filings and, in the case of a sale and leaseback, evidence satisfactory to Lessor that each Unit is free and clear of all claims, liens, security interests and encumbrances;

               (v)    a guaranty of Tarrant Apparel Group;

               (vi) an appraisal of the Units, other than new equipment, satisfactory to Lessor, by an independent appraiser acceptable to Lessor;

               (vii) resolution, satisfactory to Lessor, of issues relating to the arrangement of the transaction between Lessee and its affiliate or subsidiary. Any documentation between Lessee and its affiliate or subsidiary shall be reviewed by Lessor and found reasonably acceptable to Lessor;

               (viii) a binding commitment from a U.S. financial institution or a group of lenders for a working capital line of credit of at least $100,000,000. Evidence of credit line commitment shall be in form acceptable to Lessor; and

               (ix) any other documents specified in this Appendix and such other documents as Lessor may reasonably request.

C.    Interim Term and Base Term.
      --------------------------

      Rent for each Unit will accrue under the Lease during its Interim Term and its Base Term. The "Scheduling Date" for each Unit is the date Lessor prepares the Acceptance Certificate and Schedule. The "Interim Term" for each Unit will begin on, and include, the date Lessor finds the Acceptance Certificate and Schedule and continue until, and include, the day before its "Base Date". The "Base Term" for each Unit will begin on, and include, its Base Date and continue for 60 months. The "Base Date" for each Unit will be the first or fifteenth day of the month during or immediately following the month in which the Scheduling Date occurs, as specified by Lessor in the relevant Schedule.

      If Lessee does not execute and deliver to Lessor the Acceptance Certificate and the Schedule for the Unit pursuant so Section 1.3 of the Lease Agreement, Lessor may either terminate the Lease as to such Unit (and will do so if any Unit requires installation or testing and the same is not completed to Lessee's satisfaction) or reschedule the Base Date to the next succeeding month, in which event the provisions of this sentence shall continue to apply.

D.    Utilization Period.
      ------------------

      All Delivery Dates for Units leased hereunder must occur between the date of this Appendix and December 31, 1999, inclusive, which date may be extended by Lessor by written notice to Lessee and any guarantor (the "Utilization Period").

E.   Rent.
     ----

     1.   Interim Rent. Lessee shall pay rent for each Unit ("Interim Rent") for
          ------------
each day of its Interim Term. Interim Rent shall be computed on the full amount of the Purchase Price of the Unit at a daily rate equal to the daily equivalent of the Unit's Base Rent.

     Interim rent is determined, in part, on the basis of a 360-day year and actual days elapsed which results in a higher rent than if a 365-day year is used. Interim Rent is due and payable when billed by Lessor.

     2.   Base Rent. Lessee shall pay Lessor "Fixed Base Rent" "and Variable
          ---------
Base Rent" (collectively, "Base Rent") for each Unit during the ease Term in arrears in 60 consecutive monthly installments, with the first such installment due one month following the Base Date.

     The Fixed Base Rent installments will be applied to reduce the unamortized balance of the Purchase Price and shall be in amounts sufficient to amortize the Purchase Price of the Unit down to its Purchase Amount at the Initial Implicit Interest Rate over its Base Term.

     Each Variable Base Rent installment shall be equal to interest during each Rent Period on the unamortized balance of the Purchase Price of the Unit at the Implicit Interest Rate for the Unit for such Rent Period.

      A "Rent Period" is the period beginning on, and including, a Base Rent payment date (or, in the case of the first Rent Period, the Base Date) and ending on, and excluding, the next succeeding Base Rent payment date.

      The Initial Implicit Interest Rate as to each Unit shall be established as of 11:00 a.m. London time two business days before the Base Date and shall be adjusted as of each Base Rent payment date during the Base Term (each an "Adjustment Date"). The Base Rent installments shall be subject to further adjustment at any time to reflect any reserve requirements or other charges that may be imposed on Bank of America National Trust and Savings Association by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation, or any other regulatory agency. The amount of the initial Base Rent installment shall be set forth in the Schedule to the relevant Acceptance Certificate, and adjustments thereto shall be set forth in written notices from Lessor to Lessee.

F.    Implicit Interest Rate. The "Implicit Interest Rate" for each Unit is a
      ----------------------
nominal rate per annum equal to 2.50 percentage points (the "Spread") in excess of the Index Rate, compounded monthly and computed on the basis of a year of 360 days and 12 30-day months, which may result in more rent than if a 365-day year were used. "Index Rate" with respect to each Unit means the average interbank offered rate per annum ("LIBOR") for 3-month U.S. dollar deposits in the London market at 11:00 a.m. (London time) at five major banks in London, New York and San Francisco, two business days before the first day of each Rent Period in an amount approximately equal to the unamortized balance of the Purchase Price at the beginning of such Rent Period, as reported in Telerate System Page 3750 (or any successor page).

      If for any reason LIBOR is not so quoted on any relevant date of determination, the Index Rate during the relevant Rent Period will be an equivalent rate per annum determined by Lessor.

G.    Location.
      --------

      The Units shall be located in Puebla, Mexico unless otherwise specified in the Acceptance Certificate. Lessee shall give Lessor written notice of any change in such location within 10 days of the date thereof.

H.    Other Charges.
      -------------

      I.  Late Payment Charges. The interest rate on late payments shall be 14%
          --------------------
per annum, computed daily on the basis of a 360-day year and actual days elapsed which results in more interest than if a 365-day year is used.

      2.  Early Termination Charges.
          -------------------------

          (a)  Initial Direct Costs. Lessee acknowledges that Lessor will incur
               --------------------
certain costs in establishing this transaction ("Initial Direct Costs") and that Lessor will amortize the Initial Direct Costs over the scheduled full term of the Lease. Lessor estimates those costs as, and establishes on its books a reserve therefor, in an amount equal to 1% of the aggregate Base Rent for the Units. If the Lease is terminated for any reason before the scheduled expiration of the Base Term, whether upon the exercise of any early termination option, a casualty occurrence or a default, in addition to all other amounts to be paid by Lessee, Lessee shall pay Lessor an amount equal to the unamortized portion of the Initial Direct Costs.

1.   Early Termination.
     -----------------

     If no Event of Default exists, Lessee may, by notice to Lessor, terminate the Lease with respect to all but not less than all the Units for which the Lease expires on the same date. Such notice shall specify a date (the "Termination Date") with respect to each Unit, not more than 120 and not less than 30 days after such notice is given, which shall be a Base Rent payment date on or after the later of the 24th month of the Base Term for the Unit or one-half of the Base Term of the Unit. On the Termination Date of each Unit, Lessee shall pay to Lessor the Balance Due for the Unit computed as of such date and any Other Charges required hereunder. Upon such payment, the obligation of Lessee to pay rent hereunder with respect to the Unit after the Termination Date shall cease, the term for the Unit shall end on the Termination Date, and Lessor shall execute and deliver to Lessee or its assignee or nominee a bill of sale (without representations or warranties except that the Unit is free and clear of all claims, liens, security interests and other encumbrances by or in favor of any person claiming by, through or under Lessor) for the Unit, and such other documents as may be required to release the Unit from the terms of the Lease and to transfer title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense.

J.    Purchase Provision.
      ------------------

      At the end of the Base Term for a Unit, if the Lease has not been earlier terminated with respect to the Unit, Lessee shall purchase the Unit for $1.00 (the "Purchase Amount").

      Upon Lessee's payment of the Purchase Amount, Lessor shall execute and deliver, to Lessee, or its assignee or nominee, a bill of sale (without representations or warranties except that the Unit is free and clear of all claims, liens, security interests and other encumbrances by or in favor of any person claiming by, through or under Lessor) for the Unit, and such other documents as may be required to release the Unit from the Lease and to transfer title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense.

K.    Sale-Leaseback.
      --------------

      Section 1.1 shall not be applicable with respect to the Units identified in Annex A to the bill of sale in a form acceptable to Lessor. The following provisions shall govern the procurement, delivery and acceptance of such Units:

      1. On a date or dates to be agreed upon by Lessor and Lessee (individually a "Delivery Date"). Lessor will purchase from and lease back to Lessee for an amount equal to the agreed upon value of the Units identified in Annex A to the bill of sale, and Lessee will sell to and lease back from Lessor each Unit, but all Delivery Dates for such Units must be during the Utilization Period set forth in this Appendix.

      2. The obligation of Lessor to pay for each Unit is subject to the following additional conditions:

         (a) On or before its Delivery Date, Lessee shall execute and deliver to Lessor a bill of sale with respect to the Unit, dated as of the Delivery Date; and

         (b) Lessor shall receive evidence, satisfactory to Lessor, that each Unit is free and clear of all claims, liens, security interests and encumbrances.

      If any of the foregoing conditions is not met with respect to any such Unit, Lessor shall have no obligation to either Lessee or any third party to pay the purchase price for such Unit.

      Any attempted or purported sale of a Unit by Lessee to Lessor after its Delivery Date shall not be effective whether or not accepted by Lessor and Lessor shall not incur any obligations with respect to the Unit, including the obligation to pay for the Unit.

      3. Lessee represents, warrants and covenants with respect to each Unit that (a) Lessee has the right to sell the Unit as set forth herein, (b) both the Unit and Lessees right, title and interest in the Unit are, or will be as of its Delivery Date, free from all claims, liens, security interests and encumbrances,
(c) Lessee will defend the sale against claims and demands of all persons and
(d) the purchase price of the Unit is equal to its fair market value at the time of the sale.

L.    Deposit
      -------

      Lessee has paid to Lessor a Deposit of $10,000, representing .1923% of the Maximum Purchase Price act forth in this Appendix (the "Commitment Percentage"). This fee will be applied to the first Base Rent installment, up to the full amount of such installment, as such installments become due, until the deposit is fully applied thereto. No part of this fee will be refunded or applied to any other rent.

M.    Financial Benchmarks.
      --------------------

      Lessee shall at all times observe the following benchmarks (all computations and definitions being determined in accordance with generally accepted accounting principles). If a breach of any of the following benchmarks occurs, Lessor, at its option, may cause the remaining unamortized balance of the Purchase Price to be amortized over six (6) consecutive monthly installments, with the first such installment to be due on the next succeeding Base Rent payment date.

      (1) maintain "Interest Coverage" (net income before taxes plus interest expense divided by interest expense) of not less than 3.0: 1.00; and

      (2) total liabilities less debt subordinated to exceed 2.0 times tangible net worth (shareholder's equity less intangible assets) plus debt subordinated. Debt subordinated shall be calculated in a manner acceptable to Lessor.

N.    Maintenance Contract.
      --------------------

      In addition to the maintenance required by Section 4 of the Lease Agreement, Lessee shall execute, at its own expense, a transferable and assignable maintenance contract with the Vendor of the Units or other third party which normally services such equipment in the ordinary course of business and is acceptable to Lessor, and shall keep the contract in force until the Units are surrendered to Lessor.

O.    Year 2000 Representation.
      ------------------------

      On the basis of a comprehensive review and assessment of Lessee's systems and equipment and inquiry made of Lessee's material suppliers, vendors and customers, Lessee's management is of the view that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition (financial or otherwise) of Lessee. Lessee has developed feasible contingency plans adequately to insure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

      The parties hereto have executed this Appendix as of the day and year first above written.

TRANSIT HOLDING, INC.                   TAG MEX, INC.


By: /s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
    -----------------------------           -----------------------------

Title: Vice President                   Title: Chief Operating Officer
       --------------------------              --------------------------

By:                                     By:
    -----------------------------           -----------------------------

Title:                                  Title:
       --------------------------              --------------------------

Address:       555 California Street,      Address:       3151 Washington Blvd.
               4th Floor                                  Los Angeles, CA 90023
               San Francisco, CA 94104     Attn:          Patrick Chow
Attn:          Contract Administration     Facsimile No.: (323) 415-0403
Facsimile No.: (415) 765-7373

                                                                       EXHIBIT A
                                                                              TO
                                                      LEASE INTENDED AS SECURITY
                                                      --------------------------

                          ACCEPTANCE CERTIFICATE NO.
                          ------------------------------

      Reference is made to the Lease Intended as Security dated as of November 3, 1999 between TRANSIT HOLDING, INC., as Lessor, TAG MEX, INC., as Lessee (together with Appendix No. __ thereto dated ______________ 19__, the "Lease"); capitalized terms otherwise defined herein having the same meanings as in the Lease). The Lease is incorporated herein by reference.

      1.  ACCEPTANCE; CONFIRMATIONS. Lessee confirms that (A) the items of
          -------------------------
equipment delivered in Annex A have been delivered to, are in the
                       -------
possession of and are accepted by Lessee for leasing under, and constitute "Units" subject to and governed by, the Lease, the Units (i) have been fully inspected by qualified agents of Lessee and are in good order, operating condition and repair, (ii) have been properly installed (subject only to any minor undischarged obligations of suppliers, manufacturers or installers thereof to promptly update and conform same as provided by their respective agreements and warranties), (iii) meet all recommended or applicable safety standards, (iv) are, as of the Delivery Date set forth below, available for use and service by Lessee and Lessor and (v) have been marked or labeled showing Lessor's interest in the [ILLEGIBLE] and to the extent required by the Lease, (C) the dollar amounts set forth in Annex A with respect to such equipment are correct and (D) Lessee its pay the rent and all other sums provided for in the Lease with respect to such Units.

      2.  DELIVERY DATE. The Delivery Date of the Units is _____________, 1999.
          -------------

      3.  PURCHASE PRICE. The Purchase Price of the Units is $________, as set
          --------------
forth in Annex A.

      4.  SCHEDULE. The Base Date, the Base Rent and any Interim Rent for the
          --------
Units will be determined pursuant to the [ILLEGIBLE] Appendix and set forth in a Schedule to this Acceptance Certificate.

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Acceptance Certificate as of the Delivery Date set forth above.

Lessor                                  Lessee:
TRANSIT HOLDING, INC.                   TAG MEX, INC.

By:                                     By:
    ------------------------------          ------------------------------

Title:  NOT FOR EXECUTION               Title:  NOT FOR EXECUTION
       ---------------------------             ---------------------------

                                                                         ANNEX A
                                                                              TO
                                                      ACCEPTANCE CERTIFICATE NO.
                                                      --------------------------

============================================================================================================
Description (Quantity; Manufacturer, Make,      Location (Street Address, City,      Delivery       Purchase
Model No. Serial No.)                           County, State)                         Date           Date
------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------

                                                  Total Sales Tax          $
                                                  Total Transportation     $
                                                  Total Installation       $
                                                  Total Purchase Price     $

                                                  Less Advances            $
                                                  Remaining Balance        $

                                                                       EXHIBIT B
                                                                              TO
                                                      LEASE INTENDED AS SECURITY
                                                      --------------------------

                                 SCHEDULE NO.
                                 ------------

      SCHEDULE (this "Schedule") dated _________, 19 ______ to Acceptance Certificate No. ____ dated _____ 19 ____ "Acceptance Certificate") to the Lease Intended as Security dated as of November 3, 1999 between TRANSIT HOLDING, INC., as Lessor, and MEX, INC., as Lessee (together with Appendix No. ____ thereto, the "Lease"; capitalized terms not otherwise defined herein having the meanings as in the Lease).

      1.  SCHEDULING DATE; BASE DATE. The Scheduling Date of the equipment
          --------------------------
described in the Acceptance Certificate is dated _____________, 19___. The Base Date for the Units is dated ______,19___.

      2.  INDEX RATE. The Index Rate on the Scheduling Date is _____% per annum.
          ----------

      3.  RENT. The Base Rent for the Units is comprised of 60 monthly
          ----
installments, each in the amount of $______________, with the such installment due on ____________. Lessor will invoice Lessee for any Interim or Advance Rent due as described in the terms of the Appendix based upon the date on which Lessor funds the Acceptance Certificate and this Schedule.

      4.  CHATTEL PAPER COUNTERPARTS. Two counterparts of this Supplement have
          --------------------------
been executed by Lessor and Lessee. One counterpart has been prominently marked "Lessor's Copy". One counterpart has been prominently marked "Lessee's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee and, therefore, to the extent this Lease may be considered "chattel paper" as defined in the Uniform Commercial Code, Lessor's interest in this Lease may be transferred only by transfer of possession of the counterpart of this Schedule marked "Lessor's Copy".

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Schedule as of the date set forth above.

Lessor:                                 Lessee:
TRANSIT HOLDING, INC.                   TAG MEX, INC.


By:                                     By:
   ---------------------------             ---------------------------

Title:  NOT FOR EXECUTION               Title:  NOT FOR EXECUTION
      ------------------------                ------------------------

                                                      Exhibit C to the Machinery
                                                  and Equipment Pledge Agreement

                                                              [Date]

TRANSIT HOLDING, INC.

Gentlemen:

                  Pursuant to the Machinery and Equipment Pledge Agreement, dated November __, 1999, by and among Tarrant Mexico, S. de R.L. de C.V. as Pledgor, Transit Holding, Inc., as Pledgee, and Mrs. Nafiseh Sedaghat as Depositary, please be advised as follows:

                  Between [date of prior report submitted to Pledgee or, in the case of the first report, date of the Pledge Agreement] and ________, [1999/200_] the following new items of machinery and/or equipment owned by Pledgor have entered the Premises and have therefore been received in deposit by the Depositary for the account of Pledgee and are pledged in favor of Pledgee:

                  [List new machinery and/or equipment].

                  Furthermore, we each separately confirm to you that Pledgor and the Depositary have each complied at all times with their respective obligations under Clause Second of the Machinery and Equipment Pledge Agreement.

                                   Very truly yours,

                                   Tarrant Mexico, S. de R.L. de C.V.

                                   By:
                                      -----------------------------------
                                   Name:
                                   Title:

                                   The Depositary

                                   Mrs. Nafiseh Sedaghat


                                   --------------------------------------

                                                                 Lease No. 16501

          LEASE INTENDED AS SECURITY ("Lease") dated as of November 3, 1999, between TRANSIT HOLDING, INC., a Delaware corporation, a subsidiary of Banc of America Leasing & Capital LLC with an office at 555 California Street, 4th Floor, San Francisco, California, 94104 ("Lessor") and TAG MEX, INC., a California corporation, with its principal office at 3151 Washington Blvd., Los Angeles, CA 90023 ("Lessee").

      Lessor agrees to acquire and lease to Lessee and Lessee agrees to lease from Lessor certain personal property (the "Units" and individually a "Unit") described in the appendix to the Lease attached hereto and made a part hereof, or any other appendix hereto that Lessor and Lessee may enter into from time to time (each an "Appendix") hereof, on the terms and conditions set forth herein and in the relevant Appendix.

Section 1 Procurement, Delivery and Acceptance.
--------- ------------------------------------

    1.1 Lessee has ordered or shall order the Units pursuant to one or more purchase orders or other contracts of sale ("Purchase Agreements") from one or more vendors ("Vendors"). Lessee shall, on the date of each Appendix, assign to Lessor all of Lessee's right, title and interest in and to the Purchase Agreements for the Units described in the Appendix by executing and delivering to Lessor a Purchase Agreement Assignment in the form of Exhibit A (a "Purchase
                                                         ---------
Agreement Assignment"). Lessor agrees to (a) accept the assignment and (b) subject to Section 1.2, assume the obligations of Lessee under the Purchase Agreements to purchase and pay for the Units, but no other duties and obligations thereunder. Nevertheless, Lessee shall remain liable to Vendor with respect to its duties and obligations in accordance with the Purchase Agreements.

    1.2 The obligation of Lessor to pay for each Unit is subject to satisfaction of the conditions precedent set forth in Paragraph B.2 of the relevant Appendix. If any of those conditions is not met with respect to any Unit, Lessor shall assign to Lessee all of Lessor's right, title and interest in and to the Unit and any bill of sale or Purchase Agreement previously assigned to Lessor as it relates to the Unit.

    1.3 Lessee shall forward to Lessor original invoices relating to each Unit to be accepted under the terms of this Lease and the relevant Appendix. If Lessee has received title and possession of the Unit before executing a Purchase Agreement Assignment relating thereto, Lessee will execute a bill of sale conveying title thereto to Lessor. Lessor shall prepare an Acceptance Certificate in the form of Exhibit B (an "Acceptance Certificate") together with
                           ---------
a Schedule to the Acceptance Certificate in the form of Exhibit C (a "Schedule")
                                                        ---------
based upon the criteria in the relevant Appendix. Lessee shall execute and return the Acceptance Certificate and Schedule within five (5) business days after the preparation of such Schedule confirming the date Lessee has received such Unit, or, the date when any required installation and testing is completed (the "Delivery Date"), and confirming that the Lessee has accepted the Unit under Lease as of its Delivery Date. Upon receipt of the executed Acceptance Certificate and Schedule, Lessor shall pay the Purchase Price (as defined in the relevant Appendix) with respect to the Units described therein.

Section 2 Term, Rent and Payment.
--------- ----------------------

    2.1 The term of this Lease for each Unit (its "Lease Term") shall begin on the date of the Appendix describing the Unit and continue as specified in its Appendix and Schedule.

    2.2 Lessee shall pay Lessor rent for each Unit in the amounts and at the times specified in its Appendix and Schedule.

    2.3 Rent and all other sums due Lessor hereunder shall be paid at the office of Lessor set forth below, unless otherwise specified by Lessor.

    2.4 THIS LEASE IS A NET LEASE AND LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTION OF RENT OR ANY SETOFF AGAINST RENT, WHETHER ARISING BY REASON OF ANY PAST, PRESENT OR FUTURE CLAIM OF ANY NATURE BY LESSEE AGAINST LESSOR OR OTHERWISE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LEASE SHALL NOT TERMINATE, NOR SHALL THE OBLIGATIONS OF LESSOR OR LESSEE BE OTHERWISE AFFECTED BY ANY CIRCUMSTANCE, including, without limitation, (a) any defect in, damage to, loss of possession or use or destruction of any Unit, however caused,
(b) the attachment of any lien, encumbrance, security interest or other right or claim of any third party to any Unit, (c) any prohibition or restriction of or interference with Lessee's use of any Unit by any person or entity, (d) the insolvency of or the commencement by or against Lessee of any bankruptcy, reorganization or similar proceeding, or (e) any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. IT IS THE INTENTION OF THE PARTIES THAT ALL RENT AND OTHER AMOUNTS PAYABLE BY LESSEE HEREUNDER SHALL BE PAYABLE IN ALL EVENTS IN THE MANNER AND AT THE TIMES HEREIN PROVIDED UNLESS LESSEE'S OBLIGATIONS IN RESPECT THEREOF HAVE BEEN TERMINATED PURSUANT TO EXPRESS PROVISIONS HEREOF.

                                                                   LESSOR'S COPY

    2.5 Payments shall be applied in the following order: (a) Lessor's expenses, including without limitation those set forth in Sections 8.4 and 19;
(b) interest on late payments; and (c) rent and all other sums due hereunder. Payments shall be conclusively evidenced by entries in records maintained by Lessor.

Section 3 Representations and Warranties.
--------- ------------------------------

Lessee hereby represents and warrants to Lessor as follows:

    3.1 Lessee is a corporation duly organized and existing under the laws of the state of its incorporation, is qualified to do business in every state in which the quantity or nature of its business or property make such qualification necessary, is in good standing in each such state and has full and adequate corporate powers to carry on and conduct its business as now conducted.

    3.2 The Lease has been duly authorized, executed and delivered by Lessee and is a legal, valid and binding agreement of Lessee.

    3.3 Lessee has the power and authority to execute and deliver the Lease and perform its obligations under this Lease; and the execution and delivery of the Lease by Lessee does not, and performance by Lessee thereof will not, materially contravene any charter or by-law provision of Lessee or of any indenture, covenant, instrument or agreement of to which Lessee is a party or by which Lessee or any of its properties is bound or affected.

    3.4 No approval, consent, exemption, authorization or other action by, or notice to or filing with, any government authority is necessary in connection with the execution, delivery, performance by Lessee or enforcement by Lessor of the Lease, or if necessary the same has been obtained.

    3.5 There is no law, rule or regulation that would be contravened by the execution, delivery, performance by Lessee or enforcement by Lessor of the Lease, nor to Lessee's knowledge are there, as of the date hereof, any actions, suits, or proceedings (whether or not purportedly on behalf of Lessee) pending, or to Lessee's knowledge, threatened against or affecting Lessee, at law or in equity or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, which involve the possibility of any judgment, or liability, which items are not fully covered by insurance, or which may result in any material adverse effect in the business, operations, properties or assets or in the condition, financial or otherwise, of Lessee, or the ability of Lessee to carry on its business and the performance of its obligations hereunder, and Lessee has no knowledge of any default on Lessee's part with respect to any order, writ, injunction or decree of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, that may result in such material adverse effect.

    3.6 The Lease is enforceable against Lessee in accordance with its terms, except as such enforcement may be subject to applicable bankruptcy, rehabilitation, liquidation, conservation, dissolution, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity.

LESSEE ACKNOWLEDGES AND AGREES THAT (a) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE, (b) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES, (c) LESSOR IS NOT A MANUFACTURER THEREOF NOR A DEALER IN PROPERTY OF SUCH KIND AND (d) LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, CONDITION, QUALITY, DESCRIPTION, DURABILITY, FITNESS FOR PURPOSE OR SUITABILITY OF ANY UNIT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE. Lessor hereby assigns to Lessee, to the extent assignable, any warranties, covenants and representations of vendor with respect to any Unit, but any action taken by Lessee by reason thereof shall be at Lessee's expense and shall be consistent with Lessee's obligations under Section 2.

Section 4 Possession, Use and Maintenance.
--------- -------------------------------

    4.1 Lessee shall not (a) use, operate, maintain or store any Unit improperly, carelessly or in violation of any applicable law or regulation of any government authority, (b) abandon any Unit, (c) sublease any Unit or permit its use by anyone other than Lessee without the prior written consent of Lessor,
(d) permit any Unit to be removed from the location or principal base, as the case may be, specified in the relevant Appendix or permit any Unit that is a motor vehicle to be registered in any state other than as specified in the relevant Appendix without the prior written consent of Lessor within 15 days therefrom, (e) affix or place any Unit to or on any other personal property or any real property without first obtaining and delivering to Lessor such waivers as Lessor may reasonably require to assure Lessor's legal title and security interest and right to remove the Unit free from any lien, encumbrance, right or claim asserted by any third party or (f) sell, assign or transfer, or directly or indirectly create, incur or suffer to exist any lien, encumbrance, right or claim of any kind on any of its rights hereunder or in any Unit.

    4.2 Lessee shall at its expense maintain each Unit during its Lease Term in good operating order, repair, condition and appearance and in accordance with the manufacturer's recommended procedures.

    4.3 Lessee shall not alter any Unit or install any accessory, equipment or device on any Unit if that would impair any applicable warranty, the originally intended function, or the value of the Unit. All repairs, parts, accessories, equipment and devices furnished, affixed to or installed on any Unit, excluding temporary replacements, shall thereupon become subject to the security interest of Lessor.

    4.4 If Lessor supplies Lessee with a label, plate or other marking stating that each Unit is leased from Lessor, Lessee shall affix and keep it on a prominent place on each Unit to the extent attachable and so as not to damage the Unit or expose the Unit to partial damage during its Lease Term.

    4.5 Upon 2 business days prior notice to Lessee, Lessor and its designees shall have the right at all reasonable times to inspect any Unit, observe its use and inspect records related thereto.

Section 5 General Tax Indemnity.
--------- ---------------------

    5.1 Lessee shall pay or reimburse Lessor for, and indemnify and hold Lessor harmless from, all government fees (including, but not limited to, license, documentation, recording or registration fees) and all sales, use, gross receipts, property, occupational, value-added or other taxes, levies, imposts, duties, assessments, charges or withholdings of any nature whatsoever, together with any penalties, fines or additions to tax, or interest thereon (each of the foregoing being hereafter referred to as an "Imposition"), arising at any time before or during the Lease Term, or upon any termination of this Lease or return of the Units to Lessor, and levied or imposed on Lessor, directly or otherwise, by any federal, state or local government or taxing authority in the United States or by any foreign country or foreign or international taxing authority on or with respect to (a) any Unit, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, transportation, return, sale, transfer of title or other disposition thereof, (c) the rents, receipts, or earnings arising from any Unit or (d) this Lease or any payment made hereunder, excluding, however, taxes measured by Lessor's net income imposed or levied by the United States or any state thereof or any other jurisdiction unless such taxes are in lieu of or in substitution for any Impositions Lessee would otherwise have been obligated to pay, reimburse or indemnify hereunder.

    5.2 Lessee shall pay on or before the time or times prescribed by law each Imposition for which Lessee is primarily responsible under applicable law and any other Imposition (except any Imposition excluded by Section 5.1), but Lessee shall have no obligation to pay an Imposition that Lessee is contesting in good faith and by appropriate legal proceedings and the nonpayment thereof does not, in the reasonable opinion of Lessor, adversely affect the title, property, use, disposition or other rights of Lessor with respect to the Units. If any Imposition (except an Imposition excluded by Section 5.1) is charged or levied against Lessor directly and paid by Lessor, Lessee shall reimburse Lessor on presentation of an invoice therefor.

    5.3 If Lessor is not entitled to a corresponding and equal deduction with respect to any Imposition Lessee is required to pay or reimburse under Section
5.1 or 5.2 and the payment or reimbursement constitutes income to Lessor, then Lessee shall also pay to Lessor the amount of any Imposition Lessor is obligated to pay in respect of (a) such payment or reimbursement by Lessee and (b) any payment by Lessee made pursuant to this Section 5.3.

    5.4 Lessee shall prepare and file, in a manner satisfactory to Lessor, any reports or returns required with respect to the Units. Lessee shall furnish on Lessor's request reports or returns so filed.

Section 6 Risk of Loss; Waiver and Indemnity.
--------- ----------------------------------

    6.1 If any Unit is worn out, lost, stolen, destroyed or irreparably damaged, from any cause whatsoever, or taken or requisitioned by condemnation or otherwise (any such occurrence being hereinafter called a "Casualty Occurrence") before or during its Lease Term, Lessee shall give Lessor prompt notice thereof. On the first rent payment date after the Casualty Occurrence or, if there is no such rent payment date, 30 days after the Casualty Occurrence, Lessee shall pay to Lessor, in addition to any amounts then due and owing, an amount equal to the then "Balance Due" (as hereinafter defined) for the Unit and any "Other Charges" required under the relevant Appendix. The Balance Due for each Unit is the sum of

         (a) any and all amounts with respect to such Unit which under the terms of this Lease may be then due (other than any Other Charges) or which may have accrued to such payment date (computing the rent for any number of days less than a full rent period by multiplying the rent for such rental period by a fraction of which the numerator is such number of days and the denominator is the total number of days in such full rent period); plus

         (b) before the Base Date for such Unit, as set forth in the relevant Appendix, the amount Lessor is obligated to pay for such Unit, and thereafter, the sum of (i) the present value, as of such payment date, of the entire unpaid balance of all rent for such Unit that would otherwise have accrued hereunder from such payment date to the end of its Lease Term and (ii) the present value, as of such payment date, of the Purchase Amount therefor as defined in the relevant Appendix.

Present values are to be computed in each case by discounting at the applicable Implicit Interest Rate set forth in the relevant Appendix.

    Upon the making of such payment by Lessee in respect of any Unit, the rent for the Unit shall cease to accrue, its Lease Term shall terminate and Lessee shall be entitled to possession of such Unit. If Lessor receives the Balance Due and Other Charges for a Unit, Lessee shall be entitled to the proceeds of any recovery in respect of the Unit, from insurance or otherwise, and Lessor, subject to the rights of any insurer insuring the Units as provided herein, shall execute and deliver, to Lessee, or to its assignee or nominee, a bill of sale (without representations or warranties except that the Unit is free and clear of all claims, liens, security interests and other encumbrances by or in favor of any person claiming by, through or under Lessor) for the Unit, and such other documents as may be required to release the Unit from this Lease and to transfer title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense. Except as provided in this Section 6.1, Lessee shall not be released from its obligations hereunder in the event of, and shall bear the risk of, any Casualty Occurrence to any Unit before or during its Lease Term.

    6.2 Lessee waives and releases any claim now or hereafter existing against Lessor, any company controlled by, controlling, or under common control with Lessor and all of their directors, officers, employees, agents, attorneys, successors and assigns (each, an "Indemnified Person") on account of, and shall indemnify, reimburse and hold each Indemnified Person harmless from, any and all claims (including, but not limited to, claims based on or relating to copyright, trademark or patent infringement, environmental liability, negligence, strict liability in tort, statutory liability or violation of laws), losses, damages, obligations, penalties, liabilities, demands, suits, judgments or causes of action (collectively, "Claims"), and all legal proceedings, and any reasonable costs or expenses in connection therewith, including reasonable attorneys' fees, including reasonable allocated time charges of internal counsel, in each case imposed on, incurred by or asserted against the Indemnified Person in any way relating to or arising in any manner out of (a) the registration, purchase, taking or foreclosure of a security interest in, or the ownership, delivery, condition, lease, assignment, storage, transportation, possession, use, operation, return, repossession, sale or other disposition of, any Unit, before or during its Lease Term, (b) any alleged or actual defect in any Unit (whether arising from the material or any article used therein, the design, testing, use, maintenance, service, repair or overhaul thereof or otherwise) regardless of when such defect is discovered or alleged, whether or not the Unit is in Lessee's possession and no matter where it is located or (c) this Lease or any other related document, the enforcement hereof or thereof or the consummation of the transactions contemplated hereby or thereby, other than any Claim resulting solely from the gross negligence or willful misconduct of Lessor (other than any gross negligence or willful misconduct of another party imputed to Lessor), unless covered by the insurance Lessee is required to maintain hereunder,

Section 7 Insurance.
--------- ---------

    Lessee, at its own cost and expense, shall keep each Unit insured against all risks, in no event for less than the amount set forth in Section 6.1(b) with respect to such Unit, and shall maintain public liability insurance against such risks and for such amounts as Lessor may require. All such insurance shall be in such form and with such companies as Lessor shall approve, shall specify Lessor and Lessee as insureds and shall provide that such insurance may not be canceled as to Lessor or altered in any way that would affect the interest of Lessor without at least 30 days prior written notice to Lessor (10 days in the case of nonpayment of premium). All insurance shall be primary, without right of contribution from any other insurance carried by Lessor, shall contain a "breach of warranty" provision satisfactory to Lessor, and shall provide that all amounts payable by reason of loss or damage to the Units shall be payable solely to Lessor, unless Lessor otherwise agrees. Lessee shall provide Lessor with evidence satisfactory to Lessor of the required insurance at the time specified in Paragraph B.2 of the relevant Appendix.

Section 8 Defaults; Remedies.
--------- ------------------

    8.1 The following shall constitute events of default ("Events of Default") hereunder:

         (a) Lessee fails to make any payments to Lessor when due hereunder;

         (b) any representation or warranty of Lessee contained herein or in any document furnished to Lessor in connection herewith is incorrect or misleading in any material respect when made;

         (c) Lessee fails to observe or perform any other covenant, agreement or warranty made by Lessee hereunder or under any document delivered pursuant hereto and such failure continues for 10 days after written notice thereof to Lessee;

         (d) any default occurs under any other agreement for borrowing money or receiving credit under which Lessee or any guarantor or general partner of Lessee may be obligated as borrower, lessee or guarantor, if such default (i) consists of the failure to pay any indebtedness when due or perform any other obligation thereunder and (ii) gives the holder of the indebtedness the right to accelerate the indebtedness;

         (e) Lessee, any guarantor of this Lease or any general partner of Lessee makes an assignment for the benefit of creditors or files any petition or action under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

         (f) any guarantor of this Lease breaches or fails to perform any covenant in its guaranty, required by this Lease expires or terminates without Lessor's consent;

         (g) an involuntary petition is filed under any bankruptcy statute against Lessee, any guarantor of this Lease or any general partner of Lessee, or any receiver, trustee, custodian or similar official is appointed to take possession of the properties of Lessee, any guarantor of this Lease or any general partner of Lessee, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within 60 days from the date of the filing or appointment; or

         (h) Lessee, any guarantor of this Lease liquidates, dissolves, or sells, leases or disposes of a substantial portion of its business or assets.

    8.2  If any Event of Default occurs, Lessor, at its option, may:

         (a) proceed by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; or

         (b) by notice in writing to Lessee terminate this Lease, whereupon all rights of Lessee to retain possession of and use the Units shall terminate, but Lessee shall remain liable as hereinafter provided, and Lessor may, at its option, do any one or more of the following: (i) declare the aggregate Balance Due with respect to the Units and all Other Charges immediately due and payable and recover any damages and expenses in addition thereto Lessor sustains by reason of the breach of any covenant, representation or warranty contained in this Lease other than for the payment of rent; (ii) enforce the security interest given hereunder pursuant to the Uniform Commercial Code or any other law; (iii) enter upon the premises where any of the Units may be and take possession of all or any of such Units; and (iv) require Lessee to return the Units as provided in Section 9.

    8.3 Lessor shall have any and all rights given to a secured party by law, and may, but is not required to, sell the Units in one or more sales. Lessor may purchase the Units at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Units, or at public or private auction, are all commercially reasonable. The proceeds of such sale shall be applied in the following order: First, to the reasonable expenses of retaking,
                                -----
holding, preparing for sale and selling, including the allocated time charges, costs and expenses of internal counsel for Lessor and any other attorneys' fees and expenses incurred by Lessor; Second, to the amounts, except those specified
                                 ------
below, which under the terms of this Lease are due or have accrued; Third, to
                                                                    -----
late charges; and Fourth, to the aggregate Balance Due. Any surplus shall be
                  ------
paid to the person or persons entitled thereto. If there is a deficiency, Lessee will promptly pay the same to Lessor.

    8.4 Lessee agrees to pay all reasonable allocated time charges, costs and expenses of internal counsel for Lessor and any other attorneys' fees, expenses or out-of-pocket costs incurred by Lessor in enforcing this Lease.

    8.5 The remedies herein provided in favor of Lessor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in its favor existing at law or in equity.

    8.6 If Lessee fails to perform any of its agreements contained herein, Lessor may perform such agreement, and Lessee shall pay the expenses incurred by Lessor in connection with such performance upon demand.

Section 9 Return of Units,
--------- ---------------

    If Lessor rightfully demands possession of any Unit pursuant to this Lease or otherwise, Lessee, at its expense, shall forthwith deliver possession of the Unit to Lessor, together with its manuals and maintenance records, in the condition required by Section 4 and any additional return requirements specified in the relevant Appendix, by preparing and appropriately protecting the Unit for shipment and, at the option of Lessor, (a) surrendering it to Lessor at a location within the Republic of Mexico as specified by Lessor or (b) loading the Unit on board such carrier as Lessor shall specify and shipping the same, freight collect, to Lessor at the place designated by Lessor in the state where the Unit was located or based pursuant to the relevant Appendix.

Section 10 Assignment.
---------- ----------

    Lessor may at any time assign or transfer all or any of the right, title or interest of Lessor in and to this Lease, and the rights, benefits and advantages of Lessor hereunder, including the rights to receive payment of rent or any other payment hereunder, Lessor's title to the Units and any and all obligations of Lessor in connection herewith. Lessor may disclose to any potential or actual assignee or transferee any information in the possession of Lessor or any of its affiliates relating to Lessee or this Lease. Lessor may not disclose any information in the possession of Lessor that is subject to a confidentiality agreement without the prior written consent of Lessee, which shall not be unreasonably withheld. Any such assignment or transfer shall be subject and subordinate to this Lease and the rights and interests of Lessee hereunder. NO ASSIGNMENT OF THIS LEASE OR ANY RIGHT OR OBLIGATION HEREUNDER MAY BE MADE BY LESSEE OR ANY ASSIGNEE OF LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

Section 11 Ownership and Security Interest; Further Assurances.
---------- ---------------------------------------------------

    Unless assigned by Lessor, or applicable law otherwise provides, title to and ownership of the Units shall remain in Lessor as security for the obligations of Lessee hereunder until Lessee has fulfilled all of its obligations hereunder. Lessee hereby grants to Lessor a continuing security interest in the Units to secure the payment of all sums due hereunder.

    Lessee confirms there is no pending litigation, tax claim, proceeding or dispute that may materially and adversely affect its financial condition or impair its ability to perform its obligations hereunder. Lessee will, at its expense, maintain its legal existence in good standing and do any further act and execute, acknowledge, deliver, file, register and record any further documents Lessor may reasonably request in order to protect Lessor's title to and security interest in the Units and Lessor's rights and benefits under this Lease.

Section 12 Late Payments.
---------- -------------

    Lessee shall pay to Lessor, on demand, interest at the rate set forth in the relevant Appendix on the amount of any payment not made when due hereunder from the date due until payment is made.

Section 13 Effect of Waiver.
---------- ----------------

    No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default of Lessee hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Lessor of any breach or default under this Lease must be in writing specifically set forth.

Section 14 Survival of Covenants.
---------- ---------------------

    All obligations of Lessee under Sections 1, 2, 4, 5, 6, 7, 8, 9, 11 and 12 hereof and under each Appendix shall survive the expiration or termination of this Lease to the extent required for their full observance and performance.

Section 15 Applicable Law; Severability.
---------- ----------------------------

    This Lease shall be governed by and construed under the laws of California, to the jurisdiction of which, and of federal courts in California, the parties hereto submit. If any provision hereof is held invalid, the remaining provisions shall remain in full force and effect.

Section 16 Financial Information.
---------- ---------------------

    Lessee shall, and shall cause any guarantor to, keep its books and records in accordance with generally accepted accounting principles and practices consistently applied and shall, and shall cause any guarantor to, deliver to Lessor (i) annual CPA-audited financial statements within 120 days of its fiscal year end, (ii) quarterly company-prepared financial statements upon Lessor's request, and (iii) such financial statements and information as may be set forth in the relevant Appendix or as Lessor may reasonably request. Credit information relating to Lessee, any guarantor or any general partner of Lessee may be disseminated among Lessor and any of its affiliates and any of their respective successors and assigns.

Section 17 Notices.
---------- -------

    All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or when deposited in the mail, first class postage prepaid, or delivered to an express carrier, charges prepaid, or sent by facsimile transmission (with electronic confirmation of receipt) addressed to each party at the address set forth below the signature of such party on the signature page, or at such other address as may hereafter be furnished in writing by such party to the other.

Section 18 Counterparts.
---------- ------------

    Two counterparts of this Lease have been executed by the parties hereto. One counterpart has been prominently marked "Lessor's Copy". One counterpart has been prominently marked "Lessee's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee.

Section 19 Transaction Costs.
---------- -----------------

    Lessee will reimburse Lessor for any reasonable out-of-pocket costs or expenses incurred in connection with the preparation and negotiation of the lease documents, including but not limited to UCC searches, UCC filings, appraisals, title searches and title insurance. If Lessor uses counsel in connection with negotiating, drafting or altering this Lease or any related documents, Lessee shall reimburse Lessor for any legal expenses of Lessor (including allocated time charges of internal counsel for Lessor).

Section 20 Noninterference.
---------- ---------------

    So long as no Event of Default or event that, upon giving of notice or lapse of time, could become an Event of Default exists, Lessor will not interfere with the rights of enjoyment and use of the Units by Lessee.

Section 21 Effect and Modification of Lease.
---------- --------------------------------

    This Lease exclusively and completely states the rights of Lessor and Lessee with respect to the leasing of the Units and supersedes all prior agreements, oral or written, with respect thereto. No variation or modification of this Lease shall be valid unless in writing.

         The parties hereto have executed this Lease as of the day and year first written above.

TRANSIT HOLDING, INC.                    TAG MEX, INC.


By:     /s/ [ILLEGIBLE]                  By:     /s/ [ILLEGIBLE]
        ------------------------                 ------------------------

Title:  Vice President                   Title:  Chief Operating Officer
        ------------------------                 ------------------------

By:                                      By:
        ------------------------                 ------------------------

Title:                                   Title:
        ------------------------                 ------------------------

Address:       555 California Street,    Address:         3151 Washington Blvd.
               4th Floor                                  Los Angeles, CA 90023
               San Francisco, CA 94104   Attn:            Patrick Chow
Attn:          Contract Administration   Facsimile No..:  (323) 415-0403
Facsimile No..: (415) 765-7373

          APPENDIX NO. I (this "Appendix") dated November 3, 1999 to LEASE INTENDED AS SECURITY number 16501 (the "Lease Agreement" and, together with this Appendix, the "Lease") dated as of November 3, 1999 between TRANSIT HOLDING, INC. ("Lessor") and TAG MEX, INC. ("Lessee"), defined terms therein not defined herein being used herein as so defined.

A.    Units.
      -----

      The Unit(s) to be leased under the Lease Agreement by this Appendix consists of the new and used apparel manufacturing and production equipment, and all accessories, modifications, replacements and substitutions, subject to Lessor's right to disapprove any particular equipment for leasing hereunder.

B.    Purchase Price; Conditions Precedent.
      ------------------------------------

      1.  Purchase Price.
          --------------

          (a) "Purchase Price' with respect to each Unit means the amount Lessor pays for the Unit. Without the prior written consent of Lessor: (i) the purchase price of all Units shall not exceed $5,200,000 (the "Maximum Purchase Price");
(ii) the Purchase Price of each Unit shall not exceed, in the case of Units delivered to Lessee not more than 90 days before the date hereof, the amount invoiced by Vendor therefor and, in the case of Units delivered to Lessee more than 90 days before the date hereof, the fair market value for similar used equipment; (iii) the aggregate amount of installation, transportation, any applicable sales, use or similar front-end tax, any software costs or licensing fees and any similar costs with respect to the aggregate of all Units shall not exceed 20% of the total Purchase Price therefor; and (iv) Lessor shall not be obligated to make payments of the Purchase Price of Units leased under this Appendix more frequently than once in each calendar month and in aggregate amounts on each such occasion of less than $100,000.

          (b) Lessor shall pay the Purchase Price directly to the relevant Vendor, unless (i) Lessee pays any portion of the Purchase Price to the relevant Vendor (cancelled checks to be provided to Lessor) or (ii) Lessee has already acquired title to the Units, in either of which cases Lessor shall pay the relevant amount to Lessee.

      2.  Conditions Precedent to Funding. The obligation of Lessor to purchase
          -------------------------------
and pay for each Unit is subject to satisfaction of the following conditions precedent:

          (a) Lessee shall have executed and delivered to Lessor the Acceptance Certificate and any Purchase Agreement Assignment or bill of sale and invoice therefor as required under Sections 1.1 and 1.3 of the Lease Agreement;

          (b) the Delivery Date of the Unit shall be during the Utilization Period set forth below;

          (c) there shall exist no Event of Default (nor any event which, with notice or lapse of time or both, would become an Event of Default);

          (d) no material adverse change in Lessee's or any guarantor's or general partner of Lessee's financial condition shall have occurred since the date hereof;

          (e)  satisfactory resolution of any environmental issues; and

          (f) delivery to Lessor, no later than the first assignment by Lessee of a Purchase Agreement under this Appendix (or, in the case of a sale and leaseback, the first Delivery Date), at Lessee's sole expense, of the following documents, in form and substance satisfactory to Lessor:

               (i) evidence of Lessee's and any guarantor's authority to enter into and perform its obligations under the Lease, and of the incumbency of corporate or partnership officers or identity of individuals authorized to execute and deliver the Lease and any other agreement or document required thereunder, including specimen signatures of such persons;

               (ii)  an opinion of counsel of Lessee and any guarantor;

               (iii) insurance certificates or other evidence acceptable to
                     Lessor that Lessee has complied with Section 7 of the Lease Agreement;

               (iv) UCC financing statements executed by Lessee together with, at Lessor's option, certificates of filing officers as to the nonexistence of any prior UCC filings and, in the case of a sale and leaseback, evidence satisfactory to Lessor that each Unit is free and clear of all claims, liens, security interests and encumbrances;

               (v)    a guaranty of Tarrant Apparel Group;

               (vi) an appraisal of the Units, other than new equipment, satisfactory to Lessor, by an independent appraiser acceptable to Lessor;

               (vii) resolution, satisfactory to Lessor, of issues relating to the arrangement of the transaction between Lessee and its affiliate or subsidiary. Any documentation between Lessee and its affiliate or subsidiary shall be reviewed by Lessor and found reasonably acceptable to Lessor;

               (viii) a binding commitment from a U.S. financial institution or a group of lenders for a working capital line of credit of at least $100,000,000. Evidence of credit line commitment shall be in form acceptable to Lessor; and

               (ix) any other documents specified in this Appendix and such other documents as Lessor may reasonably request.

C.    Interim Term and Base Term.
      --------------------------

      Rent for each Unit will accrue under the Lease during its Interim Term and its Base Term. The "Scheduling Date" for each Unit is the date Lessor prepares the Acceptance Certificate and Schedule. The "Interim Term" for each Unit will begin on, and include, the date Lessor funds the Acceptance Certificate and Schedule and continue until, and include, the day before its "Base Date". The "Base Term" for each Unit will begin on, and include, its Base Date and continue for 60 months. The "Base Date" for each Unit will be the first or fifteenth day of the month during or immediately following the month in which the Scheduling Date occurs, as specified by Lessor in the relevant Schedule.

      If Lessee does not execute and deliver to Lessor the Acceptance Certificate and the Schedule for the Unit pursuant to Section 1.3 of the Lease Agreement, Lessor may either terminate the Lease as to such Unit (and will do so if any Unit requires installation or testing and the same is not completed to Lessee's satisfaction) or reschedule the Base Date to the next succeeding month, in which event the provisions of this sentence shall continue to apply.

D.    Utilization Period.
      ------------------

      All Delivery Dates for Units leased hereunder must occur between the date of this Appendix and December 31, 1999, inclusive, which date may be extended by Lessor by written notice to Lessee and any guarantor (the "Utilization Period").

E.    Rent.
      ----

      1. Interim Rent. Lessee shall pay rent for each Unit ("Interim Rent") for
         ------------
each day of its Interim Term. Interim Rent shall be computed on the full amount of the Purchase Price of the Unit at a daily rate equal to the daily equivalent of the Unit's Base Rent.

      Interim rent is determined, in part, on the basis of a 360-day year and actual days elapsed which results in a higher rent than if a 365-day year is used. Interim Rent is due and payable when billed by Lessor.

      2. Base Rent. Lessee shall pay Lessor "Fixed Base Rent" "and Variable Base
         ---------
Rent" (collectively, "Base Rent") for each Unit during the Base Term in arrears in 60 consecutive monthly installments, with the first such installment due one month following the Base Date.

      The Fixed Base Rent installments will be applied to reduce the unamortized balance of the Purchase Price and shall be in amounts sufficient to amortize the Purchase Price of the Unit down to its Purchase Amount at the Initial Implicit Interest Rate over its Base Term.

      Each Variable Base Rent installment shall be equal to interest during each Rent Period on the unamortized balance of the Purchase Price of the Unit at the Implicit Interest Rate for the Unit for such Rent Period.

      A "Rent Period" is the period beginning on, and including, a Base Rent payment date (or, in the case of the first Rent Period, the Base Date) and ending on, and excluding, the next succeeding Base Rent payment date.

      The Initial Implicit Interest Rate as to each Unit shall be established as of 11:00 a.m. London time two business days before the Base Date and shall be adjusted as of each Base Rent payment date during the Base Term (each an "Adjustment Date"). The Base Rent installments shall be subject to further adjustment at any time to reflect any reserve requirements or other charges that may be imposed on Bank of America National Trust and Savings Association by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation, or any other regulatory agency. The amount of the initial Base Rent installment shall be set forth in the Schedule to the relevant Acceptance Certificate, and adjustments thereto shall be set forth in written notices from Lessor to Lessee.

F.    Implicit Interest Rate. The "Implicit Interest Rate" for each Unit is a
      ----------------------
nominal rate per annum equal to 2.50 percentage points (the "Spread") in excess of the Index Rate, compounded monthly and computed on the basis of a year of 360 days and 12 30-day months, which may result in more rent than if a 365-day year were used. "Index Rate" with respect to each Unit means the average interbank offered rate per annum ("LIBOR") for 3 -month U.S. dollar deposits in the London market at 11:00 a.m. (London time) at five major banks in London, New York and San Francisco, two business days before the first day of each Rent Period in an amount approximately equal to the unamortized balance of the Purchase Price at the beginning of such Rent Period, as reported in Telerate System Page 3750 (or any successor page).

      If for any reason LIBOR is not so quoted on any relevant date of determination, the Index Rate during the relevant Rent Period will be an equivalent rate per annum determined by Lessor.

G.    Location.
      --------

      The Units shall be located in Puebla, Mexico unless otherwise specified in the Acceptance Certificate. Lessee shall give Lessor written notice of any change in such location within 10 days of the date thereof.

H.    Other Charges.
      -------------

      1. Late Payment Charges. The interest rate on late payments shall be 14%
         --------------------
per annum, computed daily on the basis of a 360-day year and actual days elapsed which results in more interest than if a 365-day year is used.

      2. Early Termination Charges.
         -------------------------

         (a) Initial Direct Costs. Lessee acknowledges that Lessor will incur
             --------------------
certain costs in establishing this transaction ("Initial Direct Costs") and that Lessor will amortize the Initial Direct Costs over the scheduled full term of the Lease. Lessor estimates those costs as, and establishes on its books a reserve therefor, in an amount equal to 1% of the aggregate Base Rent for the Units. If the Lease is terminated for any reason before the scheduled expiration of the Base Term, whether upon the exercise of any early termination option, a casualty occurrence or a default, in addition to all other amounts to be paid by Lessee, Lessee shall pay Lessor an amount equal to the unamortized portion of the Initial Direct Costs.

I.    Early Termination.
      -----------------

      If no Event of Default exists, Lessee may, by notice to Lessor, terminate the Lease with respect to all but not less than all the Units for which the Lease expires on the same date. Such notice shall specify a date (the "Termination Date") with respect to each Unit, not more than 120 and not less than 30 days after such notice is given, which shall be a Base Rent payment date on or after the later of the 24th month of the Base Term for the Unit or one-half of the Base Term of the Unit. On the Termination Date of each Unit, Lessee shall pay to Lessor the Balance Due for the Unit computed as of such date and any Other Charges required hereunder. Upon such payment, the obligation of Lessee to pay rent hereunder with respect to the Unit after the Termination Date shall cease, the term for the Unit shall end on the Termination Date, and Lessor shall execute and deliver to Lessee or its assignee or nominee a bill of sale (without representations or warranties except that the Unit is free and clear of all claims, liens, security interests and other encumbrances by or in favor of any person claiming by, through or under Lessor) for the Unit, and such other documents as may be required to release the Unit from the terms of the Lease and to transfer title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense.

J.    Purchase Provision.
      ------------------

      At the end of the Base Term for a Unit, if the Lease has not been earlier terminated with respect to the Unit, Lessee shall purchase the Unit for $1.00 (the "Purchase Amount").

      Upon Lessee's payment of the Purchase Amount, Lessor shall execute and deliver, to Lessee, or its assignee or nominee, a bill of sale (without representations or warranties except that the Unit is free and clear of all claims, liens, security interests and other encumbrances by or in favor of any person claiming by, through or under Lessor) for the Unit, and such other documents as may be required to release the Unit from the Lease and to transfer title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense.

K.    Sale-Leaseback.
      --------------

      Section 1.1 shall not be applicable with respect to the Units identified in Annex A to the bill of sale in a form acceptable to Lessor. The following provisions shall govern the procurement, delivery and acceptance of such Units:

      1. On a date or dates to be agreed upon by Lessor and Lessee (individually a "Delivery Date"), Lessor will purchase from and lease back to Lessee for an amount equal to the agreed upon value of the Units identified in Annex A to the bill of sale, and Lessee will sell to and lease back from Lessor each Unit, but all Delivery Dates for such Units must be during the Utilization Period set forth in this Appendix.

      2. The obligation of Lessor to pay for each Unit is subject to the following additional conditions:

         (a) On or before its Delivery Date, Lessee shall execute and deliver to Lessor a bill of sale with respect to the Unit, dated as of the Delivery Date; and

         (b) Lessor shall receive evidence, satisfactory to Lessor, that each Unit is free and clear of all claims, liens, security interests and encumbrances.

      If any of the foregoing conditions is not met with respect to any such Unit, Lessor shall have no obligation to either Lessee or any third party to pay the purchase price for such Unit.

      Any attempted or purported sale of a Unit by Lessee to Lessor after its Delivery Date shall not be effective whether or not accepted by Lessor and Lessor shall not incur any obligations with respect to the Unit, including the obligation to pay for the Unit.

      3. Lessee represents, warrants and covenants with respect to each Unit that (a) Lessee has the right to sell the Unit as set forth herein, (b) both the Unit and Lessee's right, title and interest in the Unit are, or will be as of its Delivery Date, free from all claims, liens, security interests and encumbrances, (c) Lessee will defend the sale against claims and demands of all persons and (d) the purchase price of the Unit is equal to its fair market value at the time of the sale.

L.    Deposit
      -------

      Lessee has paid to Lessor a Deposit of $10,000, representing .1923% of the Maximum Purchase Price set forth in this Appendix (the "Commitment Percentage"). This fee will be applied to the first Base Rent installment, up to the full amount of such installment, as such installments become due, until the deposit is fully applied thereto. No part of this fee will be refunded or applied to any other rent.

M.    Financial Benchmarks.
      --------------------

      Lessee shall at all times observe the following benchmarks (all computations and definitions being determined in accordance with generally accepted accounting principles). If a breach of any of the following benchmarks occurs, Lessor, at its option, may cause the remaining unamortized balance of the Purchase Price to be amortized over six (6) consecutive monthly installments, with the first such installment to be due on the next succeeding Base Rent payment date.

      (1) maintain "Interest Coverage" (net income before taxes plus interest expense divided by interest expense) of not less than 3.0: 1.00; and

      (2) total liabilities less debt subordinated to exceed 2.0 times tangible net worth (shareholder's equity less intangible assets) plus debt subordinated. Debt subordinated shall be calculated in a manner acceptable to Lessor.

N.    Maintenance Contract.
      --------------------

      In addition to the maintenance required by Section 4 of the Lease Agreement, Lessee shall execute, at its own expense, a transferable and assignable maintenance contract with the Vendor of the Units or other third party which normally services such equipment in the ordinary course of business and is acceptable to Lessor, and shall keep the contract in force until the Units are surrendered to Lessor.

O.    Year 2000 Representation.
      ------------------------

      On the basis of a comprehensive review and assessment of Lessee's systems and equipment and inquiry made of Lessee's material suppliers, vendors and customers, Lessee's management is of the view that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition (financial or otherwise) of Lessee. Lessee has developed feasible contingency plans adequately to insure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

      The parties hereto have executed this Appendix as of the day and year first above written.

TRANSIT HOLDING, INC.                    TAG MEX, INC.


By: /s/ [ILLEGIBLE]                      By: /s/ [ILLEGIBLE]
    ---------------------------              ---------------------------

Title: Vice President                    Title: Chief Operating Officer
       ------------------------                 ------------------------

By:                                      By:
    ---------------------------              ---------------------------

Title:                                   Title:
       ------------------------                 ------------------------

Address:       555 California Street,    Address:         3151 Washington Blvd.
               4th Floor                                  Los Angeles, CA 90023
               San Francisco, CA 94104   Attn:            Patrick Chow
Attn:          Contract Administration   Facsimile No.:   (323) 415-0403
Facsimile No.: (415) 765-7373

                                                                 Lease No. 16501

               FIRST AMENDMENT TO LEASE entered into as of November 23, 1999 by and between TRANSIT HOLDING, INC., with its principal office at 555 California Street, 4th Floor, San Francisco, California 94104 ("Lessor") and TAG MEX, INC., a California corporation ("Lessee") with reference to the following:

      Lessor and Lessee have entered into Appendix No. 1 dated November 3, 1999, to Lease Intended As Security Agreement dated as of November 3, 1999 (together, the "Lease"; all defined terms therein not otherwise defined herein being used with their meanings as defined therein); and

      Lessor and Lessee now desire to amend the Lease as hereinafter set forth:

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Paragraph B(2)(f)(viii) of Appendix No. 1 Shall be deleted in its entirety.

      2.    The following shall be added to Paragraph B of Appendix No. 1:

            "3. Condition Subsequent to Funding. Lessee shall provide to Lessor
                -------------------------------
      a binding commitment from a U.S. financial institution or a group of lenders for a working capital line of credit of at least $100,000,000. Evidence of the working capital credit line commitment be in a form acceptable to Lessor. Lessee shall provide such evidence of the working capital credit line commitment to Lessor by March 31, 2000."

      Except as is herein specifically amended, all of the terms, covenants, and provisions of the Lease remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO LEASE as of the day and year written above.

TRANSIT HOLDING, INC.                    TAG MEX, INC.


By: /s/ [ILLEGIBLE]                      By: /s/ [ILLEGIBLE]
    ---------------------------              ---------------------------

Title: Vice President                    Title: Chief Operating Officer
       ------------------------                 ------------------------

                                 LESSOR'S COPY

                                                                       EXHIBIT A
                                                                              TO
                                                      LEASE INTENDED AS SECURITY
                                                      --------------------------

                          ACCEPTANCE CERTIFICATE NO.
                          ------------------------------

      Reference is made to the Lease Intended as Security dated as of November 3, 1999 between TRANSIT HOLDING, INC., as Lessor, TAG MEX, INC., as Lessee (together with Appendix No. ___ thereto dated __________________, 19 __, the "Lease"); capitalized terms otherwise defined herein having the same meanings as in the Lease). The Lease is incorporated herein by reference.

      1. ACCEPTANCE; CONFIRMATIONS. Lessee confirms that (A) the items of
         -------------------------
equipment delivered in Annex A have been delivered to, are in the possession of
                       -------
and are accepted by Lessee for leasing under, and constitute "Units" subject to and governed by, the Lease, the Units (i) have been fully inspected by qualified agents of Lessee and are in good order, operating condition and repair, (ii) have been properly installed (subject only to any minor undischarged obligations of suppliers, manufacturers or installers thereof to promptly update and conform same as provided by their respective agreements and warranties), (iii) meet all recommended or applicable safety standards, (iv) are, as of the Delivery Date set forth below, available for use and service by Lessee and Lessor and (v) have been marked or labeled showing Lessor's interest in the form and to the extent required by the Lease, (C) the dollar amounts set forth in Annex A with respect to such equipment are correct and (D) Lessee [ILLEGIBLE] pay the rent and all other sums provided for in the Lease with respect to such Units.

      2. DELIVERY DATE. The Delivery Date of the Units is _______________, 1999.
         -------------

      3. PURCHASE PRICE. The Purchase Price of the Units is $____________, as
         --------------
set forth in Annex A.

      4. SCHEDULE. The Base Date, the Base Rent and any Interim Rent for the
         --------
Units will be determined pursuant to the relevant Appendix and set forth in a Schedule to this Acceptance Certificate.

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Acceptance Certificate as of the Delivery Date set forth above.

Lessor:                                    Lessee:
TRANSIT HOLDING, INC.                      TAG MEX, INC.


By:                                        By:
       --------------------------                  -----------------------------
Title:     NOT FOR EXECUTION               Title:         NOT FOR EXECUTION
       --------------------------                  -----------------------------

                                                                         ANNEX A
                                                                              TO
                                                      ACCEPTANCE CERTIFICATE NO.
                                                      --------------------------

================================================================================
Description (Quantity;       Location (Street
Manufacturer, Make,          Address, City,          Delivery         Purchase
Model No.; Serial No.)       County, State)            Date            Price
--------------------------------------------------------------------------------














================================================================================

                                              Total Sales Tax        $
                                              Total Transportation   $
                                              Total Installation     $
                                              Total Purchase Price   $

                                              Less Advances          $
                                              Remaining Balance      $

                                                                       EXHIBIT B
                                                                              TO
                                                      LEASE INTENDED AS SECURITY
                                                      --------------------------

                                 SCHEDULE NO.
                                 ------------

      SCHEDULE (this "Schedule") dated ______________________, 19___ to
Acceptance Certificate No. ____ dated _____ 19__ "Acceptance Certificate") to the Lease Intended as Security dated as of November 3, 1999 between TRANSIT HOLDING, INC., as Lessor, and MEX, INC., as Lessee (together with Appendix No. _____ thereto, the "Lease"; capitalized terms not otherwise defined herein having the meanings as in the Lease).

      1. SCHEDULING DATE; BASE DATE. The Scheduling Date of the equipment
         --------------------------
described in the Acceptance Certificate is dated _____________, 19___. The Base Date for the Units is dated _______, 19____.

      2. INDEX RATE. The Index Rate on the Scheduling Date is _____% per annum.
         ----------

      3. RENT. The Base Rent for the Units is comprised of 60 monthly
         ----
installments, each in the amount of $__________, with the such installment due on ____________. Lessor will invoice Lessee for any Interim or Advance Rent due as described in the terms of the Appendix based upon the date on which Lessor funds the Acceptance Certificate and this Schedule.

      4. CHATTEL PAPER COUNTERPARTS. Two counterparts of this Supplement have
         --------------------------
been executed by Lessor and Lessee. One counterpart has been prominently marked "Lessor's Copy". One counterpart has been prominently marked "Lessee's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee and, therefore, to the extent this Lease may be considered "chattel paper" as defined in the Uniform Commercial Code, Lessor's interest in this Lease may be transferred only by transfer of possession of the counterpart of this Schedule marked "Lessor's Copy".

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Schedule as of the date set forth above.

Lessor:                                    Lessee:
TRANSIT HOLDING, INC.                      TAG MEX, INC.


By:                                        By:
       --------------------------                  -----------------------------
Title:     NOT FOR EXECUTION               Title:         NOT FOR EXECUTION
       --------------------------                  -----------------------------

              CORPORATE RESOLUTION TO LEASE OR SELL AND LEASEBACK

      RESOLVED; That this corporation, TAG MEX, INC. lease from or sell to and lease back from, as the case may be, TRANSIT HOLDING, INC., a Delaware corporation, a subsidiary of Banc of America Leasing & Capital LLC hereinafter referred to as Lessor, such items of equipment and ancillary property, and upon such terms and conditions, as any officer or officers hereinafter authorized, in their discretion, acting jointly or singly, may deem necessary or advisable.

      RESOLVED FURTHER; That


   Corazon Reyes                                    the  Chief Operating Officer
---------------------------------------------------     ------------------------
(print name here, provide specimen signature below)               (title)


or Barry Aved                                       the   President
  -------------------------------------------------     ------------------------
(print name here, provide specimen signature below)               (title)


or_________________________________________________ the ________________________
(print name here, provide specimen signature below)               (title)


or_________________________________________________ the ________________________
(print name here, provide specimen signature below)               (title)

of this corporation (the officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be, and they hereby are authorized, directed and empowered, acting jointly or singly, in the name of this corporation, to execute and deliver to Lessor, and Lessor is requested to accept, such deeds, bills of sale, and other instruments to effect any such sale, and any lease that may be required by Lessor in connection with such leasing of personal property.

      RESOLVED FURTHER: That the authorized officers be, and they hereby are, individually authorized, directed and empowered, acting jointly or singly, in the name of this corporation, to do or cause to be done all such further acts and things as they, acting jointly or singly, may deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease and in connection with or incidental to the carrying of the same into effect, including without limitation the execution, acknowledgment, and delivery of any and all instruments and documents which may be required by Lessor under or in connection with any such lease.

      RESOLVED FURTHER: That Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

      I, Corazon Reyes, Secretary of TAG MEX, INC., a corporation incorporated under the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed or adopted by said Board of Directors as required by law and by the by-laws of said corporation on Nov. 10, 1999, that said resolution is still in full force and effect and has not been amended or revoked and that set forth below are specimen signatures of the officers authorized to sign for said corporation by virtue of said resolution.

      IN WITNESS WHEREOF, I have signed as such Secretary and affixed the corporate seal of said corporation on 11-10-99, 19__.

      SPECIMEN SIGNATURES:


/s/ Corazon Reyes                             /s/ Corazon Reyes
----------------------------                  ----------------------------------
/s/ [ILLEGIBLE]                               SECRETARY OF TAG MEX, INC.
----------------------------                  A CALIFORNIA CORPORATION

----------------------------
                                              /s/ Barry Aved
----------------------------                  ----------------------------------
                                              PRESIDENT OR ASSISTANT SECRETARY
                                              OF TARRANT APPAREL

                                                               [SEAL]

                                   GUARANTY

      1. The Guaranty. For valuable consideration, the undersigned ("Guarantor")
         ------------
hereby unconditionally guarantees and promises to pay to TRANSIT HOLDING, INC., a subsidiary of Banc of America Leasing & Capital LLC ("Lessor"), or order, on demand, in lawful money of the United States, any and all payment and performance obligations, whether now existing or hereafter arising or matured or contingent (the "Obligations") of TAG MEX, INC. ("Lessee") to Lessor under or in respect of that certain Lease Intended as Security executed by Lessee and Lessor dated August 23, 1999 (together with all schedules, appendices and other attachments thereto, and any renewals, modifications, or extensions thereof, the "Lease") providing for the lease or financing of equipment or other personal or real property ("Leased Property") by Lessor to Lessee. The obligations of Guarantor hereunder are independent of the Obligations and exclusive of and in addition to liability under any other guaranty executed by Guarantor for the benefit of Lessor or any company related to Lessor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Lessee or whether Lessee is joined in any such action or actions.

      2. Authorization of Renewals, Etc. Guarantor authorizes Lessor, without
         ------------------------------
notice or demand and without affecting its liability hereunder, from time to time to:

         (a) renew, compromise, extend, accelerate, or otherwise change the time for or amount of any payment, or substitute or exchange Leased Property, or otherwise change the terms of the Lease or the Obligations or any other obligations of Lessee to Lessor ("Other Obligations");

         (b) receive and hold security for the payment of this Guaranty or the Obligations or any Other Obligations, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of, any such security;

         (c) apply such security and direct the order or manner of sale thereof as Lessor in its discretion may determine; and

         (d) release or substitute any one or more of any endorsers or guarantors of the Obligations.

      3. Waiver of Certain Rights. Guarantor waives any right to require Lessor
         ------------------------
to:

         (a) proceed against Lessee;

         (b) proceed against or exhaust any security for the Obligations or any other Obligations, or repossess, dispossess or remarket Leased Property, or otherwise mitigate damages; or

         (c) exercise or pursue any other right or remedy in Lessor's power whatsoever.

      4. Waiver of Certain Defenses. Guarantor waives any defense arising by
         --------------------------
reason of any disability or other defense of Lessee, or the cessation from any cause whatsoever of the liability of Lessee, or any claim that Guarantor's obligations exceed or are more burdensome than those of Lessee, including any of the foregoing arising by virtue of any provision of the U.S. Bankruptcy Code (Title 11, U.S. Code) (the "Bankruptcy Code").

      5. Waiver of Subrogation and Other Rights and Defenses.
         ---------------------------------------------------

         (a) Until the Obligations and any Other Obligations are paid in full, Guarantor waives (i) any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory, or otherwise), including any claim or right of subrogation under the Bankruptcy Code, arising from the existence or performance of this Guaranty, (ii) any right to enforce any remedy Lessor now has or may hereafter have against Lessee and (iii) any benefit of, and any right to participate in, any security now or hereafter held by Lessor. After the Obligations and any Other Obligations are paid in full, to the extent there is any value in the security or other collateral securing the Obligations or Other Obligations, Lessor agrees to execute and deliver such further documents as Guarantor may reasonably request to vest title to such security or other collateral in Guarantor.

         (b) Guarantor understands and acknowledges that if Lessor forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations, that foreclosure could impair or destroy any ability Guarantor may have to seek reimbursement, contribution, or indemnification from Lessee or others based on any right Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure ("CCP") as interpreted in

Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty,
---------------------
Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Lessor may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Obligations; (ii) agrees that Guarantor will not assert that defense in any action or proceeding Lessor may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense Guarantor may have or be entitled to assert based upon or arising out of any one or more of CCP ss.ss.580a, 580b, 580d, or 726 or Section 2848 of the California Civil Code ("CC") and (iv) acknowledges and agrees that Lessor is relying on this waiver in creating the Obligations, and that this waiver is a material part of the consideration therefor.

          (c) Guarantor waives any rights and defenses that are or may become available to Guarantor under CC ss.ss.2787 to 2855, inclusive.

          (d) Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.

      6.  Waiver of Presentments, Etc. Guarantor waives all presentments,
          ---------------------------
demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Obligations or any Other Obligations.

      7.  Information Relating to Lessee. Guarantor acknowledges and agrees that
          ------------------------------
it has sole responsibility for obtaining from Lessee such information concerning Lessee's financial condition or business operations or the Leased Property as Guarantor may require, and that Lessor has no duty at any time to disclose to Guarantor any information relating to the business operations or financial condition of Lessee or the Leased Property.

      8.  Financial Information. Guarantor shall keep its books and records in
          ---------------------
accordance with generally accepted accounting principles and practices consistently applied and shall deliver to Lessor (i) annual CPA audited financial statements within 120 days of its fiscal year end, (ii) quarterly company-prepared financial statements upon Lessor's request, and (iii) such financial statements as Lessor may reasonably request. Credit information relating to Guarantor may be disseminated among Lessor and any of its affiliates and any of their respective successors and assigns.

      9.  Security. To secure all of Guarantor's obligations hereunder,
          --------
Guarantor assigns and grants to Lessor a security interest in all moneys, securities and other property of Guarantor now or hereafter in the possession of Lessor, all deposit accounts of Guarantor maintained with Lessor or any affiliate of Lessor (including Bank of America National Trust and Savings Association), and all proceeds thereof. Upon default or breach of any of Guarantor's obligations to Lessor hereunder, Lessor may apply any such deposit account to reduce the Obligations, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Lessor and Guarantor.

      10. Subordination. Any obligations of Lessee to Guarantor, now or
          -------------
hereafter existing, including any obligations to Guarantor as subrogee of Lessor or resulting from Guarantor's performance under this Guaranty, are hereby subordinated to the Obligations and any Other Obligations. Such obligations of Lessee to Guarantor if Lessor so requests shall be enforced and performance received by Guarantor as trustee for Lessor, and the proceeds thereof shall be paid over to Lessor on account of the Obligations and all Other Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      11. Lessee's Authorization. Where Lessee is a corporation, partnership, or
          ----------------------
limited liability company, it is not necessary for Lessor to inquire into the powers of Lessee or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

      12. Assignments. Lessor may, without notice to Guarantor and without
          -----------
affecting Guarantor's obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Lease, the Leased Property, the Obligations and this Guaranty, in whole or in part. Guarantor agrees that Lessor may disclose to any such assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Lease or the Obligations any information in Lessors possession concerning Guarantor, this Guaranty and any security for this Guaranty.

      13. Reinstatement of Guaranty. If any payment or transfer of any interest
          -------------------------
in property by Lessee to Lessor is rescinded or must be returned by Lessor to Lessee, (a) this Guaranty shall be reinstated with respect to any such payment or transfer, even if this Guaranty was previously returned or canceled, and (b) Guarantor shall remain fully liable with respect to any such amount as if such amount had not been paid by Lessee.

      14. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys'
          ------------------
fees, including allocated costs of Lessor's internal counsel, and all other costs and expenses Lessor may incur (a) in the enforcement of this Guaranty or
(b) in the preservation, protection, or enforcement of any rights of Lessor in any case commenced by or against Guarantor under the Bankruptcy Code or any similar statute.

      15. Governing Law. This Guaranty shall be governed by and construed under
          -------------
the laws of California, to the jurisdiction of which, and of the Federal courts in California, Guarantor hereby submits.

      16. Interpretation. No provision or waiver in this Guaranty shall be
          --------------
construed as limiting the generality of any other waiver in this Guaranty. The term "including" is not limiting and means "including without limitation". Section headings are for convenience of reference only and do not affect the interpretation of this Guaranty. The invalidity of any portion of this Guaranty shall not affect the remaining provisions. Where more than one Guarantor executes this Guaranty, all of the provisions hereof shall apply to each of such persons singly, and the obligations of each such person shall be joint and several.

          Executed as of ___________________________.

      Guarantor:


      /s/ Gerard Guez
      -----------------------
      Tarrant Apparel Group
      Print Name

           Gerard Guez
      -----------------------
      Address

Address for notices to Lessor:       Address for notices to Guarantor:
3151 Washington Blvd.
Los Angeles, CA 90023                 3151 E, Washington Blvd.
                                      ---------------------------------
                                      Los Angeles, CA 90023
                                      ---------------------------------

      Guarantor:


      /s/ Corazon Reyes
      -----------------------
      TARRANT APPAREL GROUP
      Print Name

           Corazon Reyes
      -----------------------
      Address

                                          Address for notices to Guarantor:

                                             3151 E. Washington Blvd.
                                          ---------------------------------
                                             Los Angeles, CA  90023
                                          ---------------------------------

                                          ---------------------------------

                 RESOLUTION AUTHORIZING EXECUTION OF GUARANTY

      WHEREAS, TRANSIT HOLDING, INC., subsidiary of Banc of America Leasing & Capital LLC ("Lessor"), is willing to enter into a lease agreement or lease agreements with TAG MEX, INC. ("Lessee") if the obligations of Lessee arising thereunder are guaranteed by this corporation; and

      WHEREAS, it is of a business benefit to this corporation that such lease agreement or lease agreements be entered into by Lessor and Lessee;

      NOW, THEREFORE, BE IT RESOLVED that this corporation guarantee the obligations of Lessee to Lessor under any lease or other agreement or agreements entered into between Lessor and Lessee before actual receipt by Lessor of written notice of revocation of this resolution as to future agreements.

      RESOLVED FURTHER that

    Gerard Guez                                  , the  Chief Operating Officer
-------------------------------------------------      -------------------------
(print name here, provide specimen signature below)               (title)

or Corazon Reyes                                 , the  Chief Executive Officer
   ----------------------------------------------      -------------------------
(print name here, provide specimen signature below)               (title)

or Barry Aved                                    , the  President
   ----------------------------------------------      -------------------------
(print name here, provide specimen signature below)               (title)

of this corporation are hereby individually authorized and directed on behalf of this corporation to execute and deliver to Lessor a guaranty in such form as may be agreed upon by any of said officers and Lessor, and the signatures of either of said officers to the guaranty shall evidence their agreement.

      RESOLVED FURTHER that Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

      I, Corazon Reyes, Secretary of Tarrant Apparel Group, a corporation incorporated under the laws of the State of Calif. do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed or adopted by said Board Directors as required by law and by the by-laws of said corporation, on Nov. 10, 19__, that said resolution is still in full force and effect and has not been amended or revoked and that set forth below are specimen signatures of the officers authorized to sign for said corporation by virtue of the said resolutions.

      IN WITNESS WHEREOF, I have signed as such Secretary and affixed the corporate seal of said corporation on 11-10, 1999

SPECIMEN SIGNATURES:


     /s/ Gerard Guez
-------------------------------
      (Signature)


     /s/ Corazon Reyes                                /s/ Corazon Reyes
-------------------------------               ----------------------------------
       (Signature)                            SECRETARY OF TARRANT APPAREL GROUP


    /s/ Barry Aved                                    /s/ Barry Aved
-------------------------------               ----------------------------------
       (Signature)                            PRESIDENT OR ASSISTANT SECRETARY
                                              OF TARRANT APPAREL GROUP

                                                         [SEAL]

                     (LETTERHEAD OF MANATT PHELPS PHILLIPS)

November 24,1999

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
555 California Street, 4th Floor
San Francisco, California 94104

      Re: Lease Intended as Security, dated as of November 3, 1999, between Transit Holdings, Inc., a subsidiary of BA Leasing & Capital Corporation, and Tag Mex, Inc.

Ladies and Gentlemen:

      We have acted as counsel to Tag Mex, Inc., a California corporation ("Lessee") and Tarrant Apparel Group, a California corporation ("Guarantor") in connection with the negotiation, execution, and delivery of that certain Lease Intended as Security dated as of November 3, 1999 (the "Lease"), between Lessee and Transit Holdings, Inc., a subsidiary of Banc of America Leasing & Capital, LLC ("BA Leasing"), and certain related documents. Unless otherwise defined herein, or the context otherwise requires, all capitalized terms used in this Opinion Letter shall have the meanings assigned to them in the Lease.

      In rendering this Opinion Letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following:

            (1)   The Lease;

            (2)   Appendix No. 1 to the Lease;

            (3)   The Guaranty made in connection with the Lease;

            (4)   The Machinery and Equipment Pledge Agreement;

      The documents referred to in items (1) through (4) above, inclusive, are hereinafter collectively referred to as the "Lease Documents".

      In our capacity as such counsel, we have been furnished with, and have examined originals or copies, certified or otherwise identified to our satisfaction as being true copies of, such records, agreements, instruments, and documents as, in our judgment, are necessary or relevant as the basis for the opinions expressed below.

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 2


      We are admitted to practice law only in the State of California. Our opinions expressed herein are limited to the law of the State of California and to the federal law of the United States, and we express no opinion herein as to the application or effect of the law of any other jurisdiction.

      We have obtained and relied upon certificates and assurances from public officials concerning the due incorporation, valid existence and good standing of the Lessee and Guarantor in its jurisdiction of organization, a copy of which we have delivered to you.

      We have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary. We have investigated such questions of law and fact for the purpose of rendering this opinion as we have deemed necessary.

      For the purpose of rendering the opinions set forth herein, and with your consent, we have assumed, without investigation that:

      (a) All documents submitted to us as originals are complete and authentic; all copies of documents submitted to us conform in all respects to the originals thereof, including all amendments or modifications thereto; all signatures to documents are genuine, other than those of Lessee or Guarantor; all originals or copies submitted to us have not been amended or modified since the date they were submitted to us by written or oral agreement of the parties thereto, by the conduct of the parties thereto, or otherwise; and all representations and certificates dated prior to or on the date hereof upon which we have relied are and remain accurate, adequate and complete on and as of the date hereof.

      (b) All parties to the Lease Documents except Lessee and Guarantor (a) have duly authorized the transactions contemplated thereby; and (b) have the corporate power and corporate authority to enter into the Lease Documents and to perform their respective obligations thereunder. All parties (except Lessee and Guarantor) to the Lease Documents have complied with all regulatory requirements applicable to them in entering into and performing the Lease Documents to carry out the transactions contemplated thereby.

      (c) The Lease Documents will be enforced and performed in good faith and in a commercially reasonable manner.

      (d) The factual representations and warranties made by the parties to the Lease Documents or any other documents or instruments executed in connection therewith are accurate, adequate and complete in all respects as of the date made and as of the date hereof.

      (e) BA Leasing is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full power, authority and legal right to enter into

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 3


and perform all agreements to which it is a party, and to carry on its business as it is currently being conducted, each such agreement has been duly authorized, executed and delivered by BA Leasing and constitutes the legal, valid and binding obligation of BA Leasing.

      (f) Except for the Lease Documents, there are no agreements with BA Leasing which would (a) expand or otherwise modify the respective rights and obligations of the Parties or (b) have any effect on any of the opinions set forth in this letter.

      (g) None of the Collateral, nor any portion thereof, consists or will consist of farm products, crops, timber or minerals (including, but not limited to, oil and gas), accounts resulting from the sale of any thereof, consumer goods, beneficial interests in a trust or decedent's estate, letters of credit or tangible or intangible property which are subject to any law, statute, ordinance, regulation or treaty of the United States, any state thereof or foreign country which provides for a registration or a certificate of title for the perfection of a security interest therein or which specifies a place of filing other than that specified in the California Uniform Commercial Code ("CUCC") for filing to perfect such security interest or the appropriate county recorder's office.

      (h) Lessee and Guarantor have not changed their chief executive office, principal place of business or its office where it keeps its records concerning accounts, within the past four months.

      (i) Lessee and Guarantor own good and marketable title to their property interests in the Collateral, and concurrently with the execution and delivery of the Lease Documents, value has been given by BA Leasing to Lessee and Guarantor in connection with the execution and delivery of such documents.

      (j) The conduct of all parties pursuant to the Lease Documents will conform with all applicable notice requirements and statutes, laws, rules, regulations and ordinances of the appropriate state, including, without limitation, Section 2954.5 of the California Civil Code, unless such notice requirements have been validly waived.

      (k) Each of Lessee and Guarantor: (a) has not incurred any obligations or granted any security interest under any of the Lease Documents with an actual intent to hinder, delay or defraud any of its creditors; (b) is neither insolvent nor will it become insolvent as a result of incurring such obligations; (c) does not intend to incur and does not believe that it would incur debts that would be beyond its ability to pay as such debts mature; and
(d) has received fair and reasonably equivalent consideration or value in exchange for incurring any obligations or granting any security interest under any of the Lease Documents.

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital. LLC
November 24, 1999
Page 4


      Whenever our opinions herein are stated to be to our knowledge, such statement is intended to signify that, during the course of our representation of Lessee and Guarantor in connection with the Lease Documents, no information has come to the attention of Harold P. Reichwald, Andres Gonzalez, Jonathan A. Meretsky and David Rodriguez, lawyers within our firm with principal responsibility for the Lease Documents or this opinion letter, which would give us actual knowledge of facts contrary to the existence or absence of the facts indicated. However, except where expressly stated otherwise, we have not undertaken any special or independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of Lessee and Guarantor in connection with the Lease Documents. With your consent, we have not undertaken any lien or judgment searches, and we have not searched the court dockets of any jurisdiction or any of our files relating to Lessee and Guarantor.

      On the basis of the foregoing, and in reliance thereon, and subject to the qualifications and limitations set forth therein, we are of the opinion that:

      1. Lessee and Guarantor are corporations duly incorporated, validly existing, and in good standing under the laws of the State of California.

      2. Lessee and Guarantor are qualified to do business in the states listed below its name on Schedule 1 attached hereto.

      3. Lessee and Guarantor have the corporate power and authority to execute and deliver each Lease Document to which it is a party and perform its obligations thereunder, to own and operate its properties and assets, and to carry on its business as currently conducted and as contemplated to be conducted pursuant to the terms of the Lease Documents.

      4. The execution, delivery, and performance of the Lease Documents by Lessee and Guarantor, the incurrence and repayment of the indebtedness and other monetary obligations of Lessee and Guarantor pursuant to the Lease Documents, and the granting by Lessee and Guarantor of security interests in Collateral pursuant to the Lease Documents, have been duly authorized by all necessary corporate action on the part of Lessee and Guarantor. Each Lease Document has been duly executed and delivered by Lessee and Guarantor.

      5. Assuming the Collateral was located in California, the Lease Documents constitute the legal and valid obligations of Lessee and Guarantor, enforceable, in each case, to the extent it is a party thereto in accordance with their respective terms.

      6. The execution, delivery, and performance of the Lease Documents by Lessee and Guarantor, in each case to the extent it is a party thereto, the compliance with the terms and conditions thereof, and the consummation of the transactions contemplated thereby, do not and

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 5


will not conflict with, result in a breach of, or constitute a default under, any of the terms, conditions, or provisions of the articles of incorporation or bylaws of Lessee and Guarantor.

      In addition, notwithstanding anything contained in this letter to the contrary, with your consent, we expressly disclaim any opinion as to:

      A. the effect of the Laws of any municipality, county or other political subdivision of the State of California and the United Mexican States;

      B. the effect of court decisions invoking statutes or principles of equity which hold that certain covenants and provisions of agreements are unenforceable where the enforcement of such covenants or provisions under the circumstances would violate the implied covenant of good faith and fair dealing;

      C. the truth, accuracy and completeness of any of the representations or warranties given by Lessee and Guarantor or required of Lessee and Guarantor under the Lease Documents or any other documents or instruments executed in connection therewith as we have undertaken no independent investigation with respect to the same;

      D. the enforceability under certain circumstances of provisions to the effect that (a) rights or remedies are not exclusive, (b) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (c) the election of a particular remedy or remedies does not preclude recourse to one or more other remedies and (d) the delay or failure to exercise rights or remedies will not operate as a waiver of such right or remedy;

      E. the enforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default;

      F. the enforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice or opportunity for hearing or correction;

      G. the effect of any state or Federal Laws or regulations applicable to the transactions because of the nature of BA Leasing's business or because of the methods by which BA Leasing conducts its business;

      H. the effect of Section 1670.5 of the California Civil Code, as amended, which provides that if a court finds a contract or a clause thereof to be unconscionable at the time it was made, the court may: (a) refuse to enforce the contract; (b) enforce the contract without the unconscionable clause; or (c) limit the application of the unconscionable clause to avoid an unconscionable result;

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 6


      I. the effect of any Federal or California laws relating to permanent rates of interest upon the transactions contemplated by the Lease Documents or the enforceability of any purported waiver of such laws (this disclaimer applies only to the extent that BA Leasing is not a class of lender excluded from the application of the California usury law (Cal. Const. Art XV (S) 1));

      J. the effect of: (a) any modification to or amendment of the obligations of Lessee and Guarantor which materially increases such obligations after the date hereof; (b) any election of remedies by a lender following the occurrence of an event of default; or (c) any other action by a lender which prejudices a borrower if, in any such instance specified in any of the foregoing clauses (a),
(b), and (c), such modification, election or action occurs without notice to such borrower and without granting to such borrower an opportunity to cure any default;

      K. the effect of noncompliance with the Federal Assignment of Claims Act or the perfecting of a security interest in: (a) items of personal property to the extent that a security interest in such personal property may be perfected without filing under Division 9 of the CUCC; (b) any interest in or claim in or under any policy of insurance or deposit accounts; (c) goods as against the rights of any party which may now or hereafter have a perfected "purchase money security interest" (within the meaning of Division 9 of the CUCC) therein; (d) goods as against a consignor which has delivered or may hereafter deliver such goods under a true consignment (as distinguished from a consignment intended as a security); (e) goods as against another security interest therein perfected under the laws of any jurisdiction other than the State of California; (e) goods as against a security interest therein created by a person other than Lessee and Guarantor prior to the acquisition by Lessee and Guarantor; (g) goods as against a "buyer in the ordinary course of business" (as such term is defined in Division 1 of the CUCC) of such goods; (h) goods covered by a document of title or certificate of title; (i) goods as against a lien thereon given by statute or rule of law for materials or services; (i) goods which are installed in or affixed to, or become a part of a product with, goods which are not part of any of the trust estates; (k) the Collateral as against any claim or lien in favor of the United States or any agency or instrumentality thereof (including, without limitation, federal tax liens under the Title IV of ERISA); (l) goods which have not been continuously within the State of California for a period in excess of four months; and (m) without limiting the foregoing, the priority of any security interest;

      L. matters excluded from Division 9 of the CUCC by virtue of Section 9104 thereof;

      M. the enforceability, under certain circumstances, of provisions in the Lease Documents regarding the procedure and effect of a private sale of personal property collateral and whether, under the factual circumstances existing at the time of the sale of such collateral, the sale would be commercially reasonable;

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 7


      N. the enforceability of any "integration" clause contained in the Lease Documents, to the extent that a court determines that the presentation of extrinsic evidence is required in order to interpret any provision of a Lease Document or to ascertain the intent of the parties thereto; and

      O. the existence or quality of any right, title or interest to any property covered by any Financing Statement.

      P. the enforceability of remedies against any Collateral located outside the jurisdiction of the United States.

      The opinions expressed herein are further qualified to the extent they may be limited or affected by:

      1. limitations as to the availability of remedies for nonmaterial violations or breaches;

      2. the unenforceability under certain circumstances of provisions releasing or indemnifying a party against liability for its wrongful or negligent acts or where such indemnification is contrary to public policy;

      3. limitations as to a party's ability to obtain payment or reimbursement of costs and expenses or indemnification for claims, losses, or liabilities in excess of amounts set by law or a reasonable amount determined by a court of competent jurisdiction or a tribunal;

      4. the effect of applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance and other laws affecting the rights of creditors generally, as well as standards of commercial reasonableness;

      5. limitations on the availability of specific performance and injunctive and other forms of equitable remedies (regardless of whether considered in a proceeding in equity or at law):

      6. in the case of collateral (as such term is defined in Division 9 of the CUCC) in which a debtor (as such term is defined in Division 9 of the CUCC) has no present rights, a security interest will be created therein only when the debtor acquires the rights to such collateral;

      7. in the case of collateral which becomes subject to a security agreement (as such term is defined in Division 9 of the CUCC) after the execution thereof,
Section 552 of the Bankruptcy Reform Act of 1978, as amended (the "Federal Bankruptcy Code"), may limit the extent to which such collateral acquired after the commencement of a case under the Federal

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 8


Bankruptcy Code may be subject to a security interest arising from a security agreement entered into before the commencement of such case;

      8. in the case of property which is acquired by Lessee and Guarantor and becomes subject to the Lease Documents after the date hereof ("After Acquired Property"), Section 547 of the Federal Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in After Acquired Property, which is security for other than a contemporaneous advance, may be treated as a voidable preference under the conditions, and subject to the exceptions provided by Section 547 of the Federal Bankruptcy Code;

      9. Section 364 of the Federal Bankruptcy Code, which provides that the extension of secured credit after the commencement of a case under the Federal Bankruptcy Code would require court approval;

      10. the right of a lender to apply amounts collected under fire or other casualty insurance policies or to apply awards of damages in condemnation proceedings against the outstanding indebtedness may be subject to the requirement that such application is reasonably necessary to protect against the impairment of a lender's security;

      11. in the case of an exercise by BA Leasing of any remedy in connection with the security interests created by the provisions of any of the Lease Documents, including, but not limited to, the exercise of any voting or consensual rights or any powers of ownership such as the power to sell, lease, assign or otherwise dispose of any real or personal property, BA Leasing may have to obtain, in accordance with applicable law, prior to such exercise, licenses, authorizations, consents or approvals;

      12. the requirements of California law relating to the exercise of remedies by a secured party (e.g., CUCC Section 9501 et seq., regarding a secured party's rights with respect to personal property collateral upon the occurrence of a default in the obligation secured thereby);

      13. the limitations set forth in Section 9306 of the CUCC with respect to the continuation of perfection of any security interest in proceeds (other than identifiable cash proceeds); and

      14. with respect to any collateral in which a security interest is perfected by possession, the continuation of such possession.

      The opinions expressed herein are solely for the benefit of BA Leasing in connection with the above transactions and may not be relied on in any manner or for any purpose by any other person. In rendering this opinion, we have no obligation to revise or supplement it should

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 9


the current laws which form the basis of this opinion be changed by legislative action, judicial decision or otherwise or if we become aware of any facts that change the opinion expressed herein after the date hereof.

                                                Very truly yours,


                                         /s/ MANATT, PHELPS & PHILLIPS, LLP

MANATT, PHELPS & PHILLIPS, LLP

Transit Holdings, Inc., a subsidiary of
Banc of America Leasing & Capital, LLC
November 24, 1999
Page 10


                                  SCHEDULE 1

                 Lessee      California

                 Guarantor   California

                        ACCEPTANCE CERTIFICATE NO. 001
                        ------------------------------

      Reference is made to the Lease Intended as Security dated as of November 3, 1999 between TRANSIT HOLDING, INC., as Lessor, TAG MEX, INC., as Lessee (together with Appendix No. 1 thereto dated November 3, 1999, the "Lease"); capitalized terms not otherwise defined herein having the same meanings as in the Lease). The Lease is incorporated herein by reference.

      1. ACCEPTANCE; CONFIRMATIONS. Lessee confirms that (A) the items of
         -------------------------
equipment delivered in Annex A have been delivered to, are in the possession of and are accepted by Lessee for leasing under, and constitute "Units" subject to and governed by, the Lease, the Units (i) have been fully inspected by qualified agents of Lessee and are in good order, operating condition and repair, (ii) have been properly installed (subject only to any minor undischarged obligations of suppliers, manufacturers or installers thereof to promptly update and conform same as provided by their respective agreements and warranties), (iii) meet all recommended or applicable safety standards, (iv) are, as of the Delivery Date set forth below, available for use and service by Lessee and Lessor and (v) have been marked or labeled showing Lessor's interest in the [ILLEGIBLE] and to the extent required by the Lease, (C) the dollar amounts set forth in Annex A with respect to such equipment are correct and (D) Lessee may pay the rent and all other sums provided for in the Lease with respect to such Units.

      2. DELIVERY DATE. The Delivery Date of the Units is November 29, 1999.
         -------------

      3. PURCHASE PRICE. The Purchase Price of the Units is $5,200,000, as set
         --------------
fort in Annex A.

      4. SCHEDULE. The Base Date, the Base Rent and any Interim Rent for the
         --------
Units will be determined pursuant to the relevant Appendix and set forth in a Schedule to this Acceptance Certificate.

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Acceptance Certificate as of the Delivery Date set forth above.

Lessor                                   Lessee:
TRANSIT HOLDING, INC.                    TAG MEX, INC.


By:    /s/ [ILLEGIBLE]                   By:      /s/ Corazon Reyes
       ------------------------                  -------------------------------
Title:     VICE PRESIDENT                Title:      Chief Operating Officer
       ------------------------                  -------------------------------

                                 LESSOR'S COPY

                                                                         ANNEX A
                                                                              TO
                                                  ACCEPTANCE CERTIFICATE NO. 001
                                                  ------------------------------

================================================================================================
Description (Quantity;
Manufacturer, Make,          Location (Street Address, City,    Delivery            Purchase
Model No.; Serial No.)       County, State)                       Date                Price
------------------------------------------------------------------------------------------------
Miscellaneous Apparel        Lote 1, A.B.C. S/N, Corredor     November 29, 1999    $5,200,000.00
Manufacturing Equipment      Industrial Ixtacuixcla,
See Exhibit A attached       Fraccionamiento San Diego
hereto. See Invoices for     Xocoyucan, Tlaxcala, Tlaxcala
Specific Equipment
Description.








================================================================================================

                                             Total Purchase Price $ 5,200,000.00
                                                                  --------------

                                 LESSOR'S COPY

                                   Exhibit A

--------------------------------------------------------------------------------
        COMPANY NAME                              INVOICE AMOUNT
--------------------------------------------------------------------------------
Taylor-Dunn                                       $   14,996.27
--------------------------------------------------------------------------------
                                                  $    4,998.76
--------------------------------------------------------------------------------
                                                  $    5,013.80
--------------------------------------------------------------------------------
Total Taylor-Dunn                                 $   25,008.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gerber Technology                                 $  130,925.00
--------------------------------------------------------------------------------
                                                  $  276,293.00
--------------------------------------------------------------------------------
                                                  $  262,391.00
--------------------------------------------------------------------------------
Total Gerber Technology                           $  669,609.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
West Point Foundry & Machinery Co.                $1,691,108.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pacific Steam Equipment, Inc.                     $  100,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bruckner                                          $1,000,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ludell Manufacturing Co., Inc.                    $  117,000.00
--------------------------------------------------------------------------------
                                                  $   63,000.00
--------------------------------------------------------------------------------
Total Ludell                                      $  l80,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jarke Corporation                                 $   20,116.50
--------------------------------------------------------------------------------
                                                  $   23,385.80
--------------------------------------------------------------------------------
                                                  $   20,116.50
--------------------------------------------------------------------------------
                                                  $   23,385.80
--------------------------------------------------------------------------------
                                                  $    9,859.60
--------------------------------------------------------------------------------
                                                  $   23,385.80
--------------------------------------------------------------------------------
Total Jarke                                       $  120,250.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Termoelettronica                                  $  700,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hoffman/New Yorker, Inc.                          $  109,106.66
--------------------------------------------------------------------------------
                                                  $   97,560.00
--------------------------------------------------------------------------------
                                                  $  103,333.34
--------------------------------------------------------------------------------
Total Hoffman/New Yorker                          $  310,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Applied Membranes, Inc.                           $  489,201.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND TOTAL                                       $5,285,177.00
--------------------------------------------------------------------------------

                               SCHEDULE NO. 001
                               ----------------

      SCHEDULE (this "Schedule") dated November 29, 1999 to Acceptance Certificate No. 001 dated November 29, 1999 (the "Acceptance Certificate") to the Lease Intended as Security dated as of November 3, 1999 between TRANSIT HOLDING, INC., as Lessor, and TAG MEX, INC., as Lessee (together with Appendix No. 1 thereto, the "Lease"; capitalized terms not otherwise defined herein having the same meanings as in the Lease).

      1. SCHEDULING DATE; BASE DATE. The Scheduling Date of the equipment
         --------------------------
described in the Acceptance Certificate is dated November 26, 1999. The Base Date for the Units is dated December 1, 1999.

      2. INDEX RATE. The Index Rate on the Scheduling Date is 6.4763% per annum.
         ----------

      3. RENT. The Base Rent for the Units is comprised of 60 monthly
         ----
installments, with the first monthly installment of $107,883.54 due on January 1, 2000. Lessor will invoice Lessee for any Interim or Advance Rent due as described in the terms of the Appendix and based upon the date on which Lessor funds the Acceptance Certificate and this Schedule.

      4. CHATTEL PAPER COUNTERPARTS. Two counterparts of this Supplement have
         --------------------------
been executed by Lessor and Lessee. One counterpart has been prominently marked "Lessor's Copy". One counterpart has been prominently marked "Lessee's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee and, therefore, to the extent this Lease may be considered "chattel paper" as defined in the Uniform Commercial Code. Lessor's interest in this Lease may be transferred only by transfer of possession of the counterpart of this Schedule marked "Lessor's Copy".

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Schedule as of the date set forth above.

Lessor:                                  Lessee:
TRANSIT HOLDING, INC.                    TAG MEX, INC.


By:       /s/ [ILLEGIBLE]                By:         /s/ Corazon Reyes
       ------------------------                  -------------------------------
Title:     VICE PRESIDENT                Title:
       ------------------------                  -------------------------------

                                 LESSOR'S COPY